                                                          Evergreen


December 31, 1997                                    Short & Intermediate
Semiannual Report                                       Term Bond Funds
                                                  ------------------------------


                                                      [Graphic appears here]



















[Evergreen Logo appears here]
     Evergreen Funds(SM)
         SINCE 1932

                               Table of Contents



Letter to Shareholders ........................   1
Evergreen Capital Preservation and
Income Fund
   Fund at a Glance ...........................   2
   Portfolio Manager Interview ................   3
Evergreen Intermediate Term Bond
Fund
   Fund at a Glance ...........................   5
   Portfolio Manager Interview ................   6
Evergreen Intermediate Term Bond
Fund II
   Fund at a Glance ...........................   8
   Portfolio Manager Interview ................   9
Evergreen Intermediate Term
Government Securities Fund
   Fund at a Glance ...........................  11
   Portfolio Manager Interview ................  12
Evergreen Short Intermediate Bond
Fund
   Fund at a Glance ...........................  14
   Portfolio Manager Interview ................  15


Financial Highlights
   Evergreen Capital Preservation and
      Income Fund .............................  17
   Evergreen Intermediate Term Bond Fund ......  20
   Evergreen Intermediate Term Bond
      Fund II .................................  22
   Evergreen Intermediate Term Government
      Securities Fund .........................  24
   Evergreen Short Intermediate Bond Fund .....  27
Schedule of Investments
   Evergreen Capital Preservation and
      Income Fund .............................  30
   Evergreen Intermediate Term Bond Fund ......  32
   Evergreen Intermediate Term Bond
      Fund II .................................  34
   Evergreen Intermediate Term Government
      Securities Fund .........................  36
   Evergreen Short Intermediate Bond Fund .....  37
Statements of Assets and Liabilities ..........  39
Statements of Operations ......................  40
Statements of Changes in Net Assets -
   Six months ended December 31, 1997 .........  41
Statements of Changes in Net Assets -
   Prior Periods ..............................  42
Combined Notes to Financial
Statements ....................................  44
Additional Information ........................  52


--------------------------------------------------------------------------------
                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with more than $40 billion in assets under management.

With 65 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


                --------------------   ----------------------------------------
Mutual Funds:   ARE NOT FDIC INSURED   May lose value o Are not bank guaranteed
                --------------------   ----------------------------------------

                       Evergreen Funds Distributor, Inc.

                            Letter to Shareholders

                                 February 1998




Dear Shareholders:


[Photograph appears here        The final six months of 1997 were an
of William M. Ennis]            extraordinarily opportune period to be invested
                                in income-oriented mutual funds. Shareholders of
                                the Evergreen Short and Intermediate Term Bond
                                Funds enjoyed the benefit of this environment,
William M. Ennis                as a healthy economy, remarkably low inflation,
Managing Director               and declining interest rates gave a continued
                                boost to the bond market.

Rising Confidence

Earlier in the year, fears that economic growth might set off an inflationary spiral had worried the bond market, and the Federal Reserve Board had even raised short-term rates by one-quarter of one percent in late March to put a brake on fast economic growth. Continued reports that both consumer and producer prices remained under control began to give new confidence to the bond market, however. Interest rates peaked in mid-April, when the 30-year Treasury Bond had a yield of 7.17%. For much of the remainder of the year, the bond market rallied and bond prices appreciated as rates declined, with the 30-year Treasury ending the year at 5.92%. Throughout the year, the bond market was also supported by the strong U.S. dollar versus other currencies, which made the U.S. fixed income market especially attractive to international investors. In addition, the Asian financial crisis in the fourth quarter of the year had the twin effects of encouraging a flight to quality, which favored the U.S. fixed income market, and dampening fears of excessive economic growth in the U.S.

Conservative Strategies

The Evergreen Short and Intermediate Term Bond Funds are managed with conservative strategies designed to protect principal as well as provide competitive income. These strategies do not take as much risk as strategies that emphasize longer-maturity bonds or high yield securities. These conservative strategies tend not to have as high returns as riskier strategies when conditions are favorable. We believe, however, that these more conservative strategies have a place in most diversified portfolios, especially for those investors who are concerned about market volatility and risk.

Evergreen Changes

As we enter 1998, investors in the Evergreen and the former Keystone fund families will continue to see changes designed to enhance their investment experience.

We are pleased to report that shareholders of the Evergreen Intermediate Term Bond Fund II and the former Keystone Intermediate Term Bond Fund have approved a proposal to reorganize these funds into a new fund, also called the Evergreen Intermediate Term Bond Fund, effective January 23, 1998. The new fund's investment objective is substantially the same as that of the former funds. The fund will be managed by Christopher P. Conkey, Senior Vice President and Chief Investment Officer, Fixed Income, Keystone Investment Management Company, in the same style he has employed as long-time manager of the Keystone Intermediate Term Bond Fund.

What will not change is our continued commitment to provide you with the finest investment products and shareholder services possible. If you have any questions about these changes or other issues affecting your investments, we encourage you to consult your financial advisor or call Evergreen Funds at 1-800-343-2898.

Sincerely,



/s/ William M. Ennis
William M. Ennis
Managing Director

                                   EVERGREEN
                     Capital Preservation and Income Fund
                     ------------------------------------
                    Fund at a Glance as of December 31, 1997

We want to increase our allocation to fixed rate securities to offset the falling interest rates of adjustable rate mortgages and to maintain fairly decent yields.

                                   Portfolio
                                   Management
                      ----------------------------------------

                           [Photograph of Gary E. Pzegeo]



                                 Gary E. Pzegeo
                                Vice President
                        Keystone Investment Management
                                    Company
                             Tenure: April 1, 1997



                             [Graphic of Four Stars]



                             4-Star by Morningstar*



* Source: Morningstar, Inc. Morningstar's proprietary ratings reflect the Fund's historical risk-adjusted performance as of December 31, 1997. Ratings are subject to change monthly. They are calculated based on the Fund's 3-,5-, and 10-year average annual return compared with 1,371 taxable bond funds on December 31, 1997. Ratings are not adjusted for sales charges, but are adjusted for other fees. The top 10% of rated funds receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. For the 3 year period ending December 31, 1997, Class B shares received 3 stars. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------


                                  Class A     Class B     Class C
Inception Date                 12/30/94     7/1/91       2/1/93
Average Annual Returns* ..
6 months with sales charge      -0.39%       -2.44%        1.56%
6 months w/o sales charge        2.96%        2.55%        2.55%
One year with sales charge       3.02%        0.66%        4.67%
One year w/o sales charge        6.48%        5.66%        5.67%
3 years                          5.87%        5.42%        6.32%
5 years                             -         4.29%           -
Since Inception                  5.86%        4.56%        4.61%
Cumulative Total Return since
  inception                     18.67%       33.68%       24.81%
Maximum Sales Charge             3.25%        5.00%        1.00%
                               Front End      CDSC        CDSC
SEC Yield                        5.68%        4.92%        4.93%
6 month dividends per share    $ 0.30       $ 0.26       $ 0.26

*Adjusted for maximum applicable sales charge
--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

[Graph appears here with the following plot points]

Class B        Consumer Price     6-Month
Shares           Index (CPI)     Treasury Bill
------         -------------     -------------

  10000            10000           10000
  10430            10140           10300
  10660            10430           10740
  11110            10720           11100
  11120            11010           11530
  11970            11280           12290
  12650            11660           12940
 $13368           $11842          $13662


Comparisons of a $10,000 investment in Evergreen Capital Preservation and Income Fund, Class B shares, versus a similar investment in a 6 Month Treasury Bill and the Consumer Price Index.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in the different classes. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The 6 Month Treasury Bill is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through December 31, 1997.

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------



[Graph of Style Box   Morningstar's Style Box is based on a portfolio date as of
appears here]         12/31/97. The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.



                      Source: 1997 Morningstar,Inc.

                                   EVERGREEN
                      Capital Preservation and Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     How did the Fund perform during the six-month period that ended on December 31, 1997?


The Fund performed well in an environment that was very positive for fixed income investors. For the six- month period, Class A Shares had a total return of 2.96%. During the same period, Class B and Class C Shares each had total returns of 2.55%. These returns are consistent with the Fund's long-term record. As of December 31, all three classes of shares had four-star ratings, the second highest ratings, from Morningstar, an independent monitor of mutual fund performance. The Class A and B shares were rated among 1,371 Taxable Bond Funds for the 3 years ending December 31, 1997; Class B shares were rated among 771 Taxable Bond Funds for the 5 years ending December 31, 1997.


The Fund, consistent with its objective, also was able to retain a relatively stable net asset value. Class A Shares, for example, began the period with a net asset value of $9.80 per share, and ended with a net asset value of $9.79 per share.


We manage the Fund to provide above-average yield, when compared with short-term investment alternatives, and a relatively stable net asset value. During the six months, the Fund's yield has been reduced somewhat, but not as quickly as market interest rates have been reduced. This is because of the lag between declines in market interest rates and when the rates on adjustable rate mortgages are reset. To illustrate, the standardized SEC 30-day yield for A Shares was 5.81% on June 30 and 5.68% on December 31, 1997.

                           Portfolio Characteristics
                           -------------------------


       Total Net Assets                                  $46,330,849

       Average Credit Quality                                    AAA

       Average Maturity                                    5.2 years

       Average Duration                                    0.6 years
--------------------------------------------------------------------------------
     What was the investment environment like during the period?
--------------------------------------------------------------------------------

In general, it was a favorable environment for fixed income investors. This environment was driven in the U.S. by the realization that inflation was low and economic growth was moderating. There were several sources for this positive environment. The twin currency and banking crises in Asia affected both inflation and economic growth in the U.S. The devaluation of several foreign currencies created an immediate decrease in the prices of Asian imports in the U.S., and had an overall positive impact on inflation in the U.S. In addition, many U.S. companies rely on Asian customers for their products and services. The financial crises in Asia likely will reduce the earnings potential of these companies.


The bottom line is that slower growth and low inflation in the United States is good news for the bond market. Prior to the emergence of the financial crisis in Asia, there was concern that the strength of the U.S. economy would have an impact on the already tight labor market in the U.S. There was a fear that inflation would re-appear and prompt the Federal Reserve Board to raise short-term interest rates. The Asian situation has reduced this fear of an overheating economy.


During the six-month period, the yield on 30-year Treasury Bonds declined from 6.78% on June 30 to 5.92% on December 31, causing the prices of most bonds to increase. This was a powerful move, but it affected long-term bonds more than short-term bonds. For example, the yield on the one-year Treasury Bill also declined, but only from 5.65% to 5.48% during the same period. We

                                   EVERGREEN
                      Capital Preservation and Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview
--------------------------------------------------------------------------------

had a rallying environment, but heavily weighted toward longer maturity bonds.




--------------------------------------------------------------------------------
What were your principal strategies during the period?
--------------------------------------------------------------------------------

In this type of environment, we want to increase our allocation to fixed rate securities to offset the falling interest rates of adjustable rate mortgages and to maintain fairly decent yields. From June 30 to December 31, the Fund's allocation to fixed income securities rose from 6.3% to 11.6%. This 11.6% fixed income allocation was broken down between 5.5% in Treasury Notes and 6.1% in fixed rate mortgages.



--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(as a percentage of net assets)

[Pie charts appear here with the following allocations]


As of 6/30/97

U.S. Treasury                 3.9%
Fixed Rate Mortgages          2.4%
Repurchase Agreement          2.1%
Adjustible Rate Mortgages    91.6%


As of 12/31/97

Fixed Rate Mortgages          6.1%
U.S. Treasury                 5.5%
Repurchase Agreement          2.9%
Adjustable Rate Mortgages    85.5%


The increase in fixed rate securities has had the effect of slightly extending the average maturity of the Fund. The average weighted maturity of the Fund has risen during the six months from 4.9 years to 5.2 years.


The Fund continues to have only securities issued by the U.S. government or government agencies, so the average credit rating remains AAA. We also tried to reduce the prepayment risk to the Fund. In a low interest rate environment, homeowners tend to increase refinancing of adjustable rate mortgages and enter into 30-year fixed rate mortgages. The benefits of this type of refinancing to the homeowner have been well publicized.

We have tried to reduce this risk by concentrating on older, more seasoned adjustable rate mortgages that were originated an average of more than seven years ago. These seasoned mortgages have been through several interest rate cycles without homeowners choosing to refinance. These are the types of mortgages less likely to be refinanced.


We also have attempted to focus on mortgages originating in parts of the country with slower economic growth. If property values are not increasing, refinancings are less likely.


It is important to add, however, that the negative effects of refinancings have been limited by the lack of new supply of adjustable rate mortgages for institutional investors. The limitation of supply has helped support the prices of existing adjustable rate mortgages.



--------------------------------------------------------------------------------
     What is your outlook?
--------------------------------------------------------------------------------

We think there will be a continued favorable environment for fixed income securities in the U.S. because of somewhat slower economic growth and continued good news on the inflation front. We believe Asia will continue to dominate the domestic bond market's attitude, and rates will remain low. In this environment, short-term rates may fall more than long-term rates.


We expect the Fund will continue to focus on a moderate weighting of fixed income securities to provide both yield and price protection. We also will maintain our focus on seasoned mortgages with lower prepayment risk.

                                   EVERGREEN
                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------
                    Fund at a Glance as of December 31, 1997
--------------------------------------------------------------------------------

We focused on high quality corporate bonds and we lengthened the maturities of bonds.

                                   Portfolio
                                   Management
                                   ----------

                              [Photograph of Chris Conkey]




                                  Chris Conkey
                             Senior Vice President
                              Keystone Investment
                              Management Company
                             Tenure: January 1988

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------

                                  Class A     Class B     Class C
Inception Date                 2/13/87       2/1/93      2/1/93
Average Annual Returns*
6 months with sales charge       2.00%         0.02%       4.03%
6 months w/o sales charge        5.43%         5.02%       5.03%
One year with sales charge       4.95%         2.80%       6.68%
One year w/o sales charge        8.48%         7.80%       7.68%
3 years                          8.02%         7.55%       8.37%
5 years                          5.92%            -           -
10 years                         7.08%            -           -
Since Inception                  6.42%         5.18%       5.49%
Cumulative Total Return since
  inception                     94.98%        28.20%      30.02%
Maximum Sales Charge             3.25%         5.00%       1.00%
                               Front End      CDSC        CDSC
SEC Yield                        5.43%         4.83%       4.83%
6 month dividends per share    $ 0.28        $ 0.25      $ 0.25

*Adjusted for maximum applicable sales charge.
--------------------------------------------------------------------------------
                                LONG TERM GROWTH


[Graph appears here with the following plot points]

                                    Lehman Brothers Intermediate
        Class A  Consumer Price      Government/Corporate Bond
        Shares     Index (CPI)            Index (LBIGBI)
        ------     -----------            ---------------

          9670        10000                   10000
         10110        10440                   10670
         10760        10930                   12030
         11390        11590                   13130
         13300        11950                   15050
         14380        12290                   16130
         15720        12630                   17550
         15210        12970                   17210
         17410        13300                   19850
         18270        13740                   20830
        $19498       $13955                  $22438




Comparisons of a $10,000 investment in Evergreen Intermediate Term Bond Fund Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index and the Consumer Price Index.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in the different classes. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through December 31, 1997.

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE




[Graph of style       Morningstar's Style Box is based on a portfolio date as of
box appears here]     12/31/97. The Fixed Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.



                      Source: 1997 Morningstar, Inc.

                                   EVERGREEN
                          Intermediate Term Bond Fund




                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the six months?


     The Fund performed well in a favorable environment for fixed income investments. For the six months that ended on December 31, 1997, Class A Shares had a total return of 5.43%. During the same period, Class B and C Shares had total returns of 5.02% and 5.03%, respectively. These returns are unadjusted for any sales charges.

                           Portfolio Characteristics


       Total Net Assets                                  $27,394,516

       Average Credit Quality                                     AA

       Average Maturity                                    7.9 years

       Average Duration                                    5.4 years
--------------------------------------------------------------------------------

     What was the investment environment like during the six months?


     It was a very good time to be invested in bonds. Economic growth was stronger than expected, with the 1997 gross domestic product increasing at a rate of between 3.7% and 4.0%. At the same time, utilization of resources was high; unemployment fell to the 4.5-4.7% range, a 27-year low. Normally, an environment of strong economic growth and low unemployment results in inflation and rising interest rates; however, that didn't happen. Inflation decreased, with the Consumer Price Index rising by just 1.7% for 1997. That is remarkable for the eighth year of an economic expansion. A primary reason is that corporate America has placed a tremendous emphasis on productivity, on doing more with less. Business has been investing in information technology, where there have been tremendous advances in productivity.

     Another positive factor has been the extremely strong U.S. dollar versus foreign currencies. Real U.S. interest rates have been high, after compensation for inflation. The strength of the dollar limited import price inflation, which dampened overall inflation.


     Interest rates peaked in mid-April, with the 30-year Treasury Bond reaching 7.17%. From that point, long-term interest rates trended down and bond prices tended to increase, providing an exceptionally strong environment for fixed income investors. The yield on a 30-year Treasury Bond had declined to 5.92% by the end of the fiscal period on December 31.



     Long-term rates declined much more dramatically than short-term rates, so investors in general were rewarded for having longer maturity bonds. At the same time, corporate profits continued to increase and the value of corporate bonds tended to increase as investors sought out their higher yields. For the six-month period, bond investors tended to be rewarded for taking greater interest rate risk (longer maturities) and greater credit risk (corporate bonds, including high yield bonds).


                                 Top 5 Sectors
                        (as a percentage of net assets)


       CMOs                                                             29.9%

       U.S. Treasury/Agency                                             13.5%

       Banks                                                             12.7%

       Industrial Specialty Products & Services                           9.5%

       Finance and Insurance                                              9.0%

                                   EVERGREEN
                          Intermediate Term Bond Fund




                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     What strategies did you pursue in this environment?


     We focused on high quality corporate bonds and we lengthened the maturities of bonds.


     We increased the weighting of corporate bonds, especially bonds from the financial sector, which were performing very well. We decreased mortgage-backed securities, which tend not to do well in a declining interest rate environment. We also concentrated on the structure of corporate bonds, preferring non-callable bonds. In a declining interest rate environment, we try to protect the Fund's income by concentrating on bonds that were issued when rates were higher and that cannot be called away by the issuer.


     We also decreased our foreign bond holdings, eliminating our positions in German and Canadian bonds. Foreign bonds not denominated in the U.S. dollar were just 6.0% of net assets at the end of the fiscal period.


     During the six-month period, the average weighted maturity of the portfolio increased from 6.3 years to 7.9 years. Average credit quality on December 31, 1997 was AA, slightly higher than the AA- at the beginning of the period.



     --------------------------------------------------------------------
                               PORTFOLIO QUALITY

   (as a percentage of portfolio assets)

(A pie chart appears here with the following allocations.)

BBB                        15%
Government/AAA             36%
A                          34%
AA                         15%





--------------------------------------------------------------------------------
     What is your outlook?


     The environment for bonds continues to be very positive. Going forward, we anticipate a slower rate of growth in the U.S. economy, possibly about 2.5% a year. We also think inflation should remain under control.


     The U.S. economy continues to be strong; however, the Asian financial crisis will have an impact on the U.S. Asian exports to the United States are likely to be increased, helped by the devaluation of many Asian currencies. At the same time, Asian purchases of American goods are likely to decline, as these countries cannot afford to import as much.


     In the first half of 1998, we anticipate that interest rates could decline even further. In this environment, we will consider slightly lengthening maturities, while upgrading overall credit quality and continuing to concentrate on non-callable bonds.

                                   EVERGREEN
                         Intermediate Term Bond Fund II




                   Fund at a Glance as of December 31, 1997

Performance was enhanced
by an environment of
declining interest rates
which had an overall positive
effect on bond prices.


                               Portfolio
                               Management
                ----------------------------------------


                      (Photo of Bruce J. Besecker)


                       Bruce J. Besecker, C.F.A.
                           Vice President and
                        Senior Portfolio Manager
                        Capital Management Group
                         Tenure: November 1991

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS


                                Class A     Class B     Class C     Class Y
Inception Date               5/2/95      1/30/96     4/29/96     11/1/91
Average Annual Returns*
6 months with sales charge     2.41%       0.37%        4.37%       5.90%
6 months w/o sales charge      5.85%       5.37%        5.37%       5.90%
One year with sales charge     4.93%       2.50%        6.50%       8.58%
One year w/o sales charge      8.45%       7.50%        7.50%       8.58%
3 years                           -           -            -        8.77%
5 years                           -           -            -        6.81%
Since Inception                6.47%       1.94%        6.97%       7.52%
Cumulative Total Return
  since inception             18.24%       3.76%       11.97%      56.48%
Maximum Sales Charge           3.25%       5.00%        1.00%       n/a
                             Front End      CDSC        CDSC
SEC Yield                      5.41%       4.65%        4.62%       5.65%
6 month dividends per share  $ 0.30      $ 0.25      $ 0.25      $ 0.30

*Adjusted for maximum applicable sales charge.
--------------------------------------------------------------------------------
                                LONG TERM GROWTH

[Graph appears here with the following plot points]



                                    Lehman Brothers Intermediate
        Class A  Consumer Price      Government/Corporate Bond
        Shares     Index (CPI)            Index (LBIGCBI)
        ------     -----------            ---------------

          9670       10000                      10000
         10090       10040                      10370
         10720       10100                      10910
         10450       10320                      10890
         10900       10440                      11450
         11170       10550                      11790
        $11824      $10604                     $12337





Comparisons of a $10,000 investment in Evergreen Intermediate Term Bond Fund II Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index and the Consumer Price Index.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in the different classes. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through December 31, 1997.

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE





[Graph of style       Morningstar's Style Box is based on a portfolio date as of
box appears here]     12/31/97. The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                      Source: 1997 Morningstar, Inc.

                                   EVERGREEN
                         Intermediate Term Bond Fund II




                          Portfolio Manager Interview


     We are pleased to report that shareholders of the Evergreen Intermediate Term Bond Fund II and the Evergreen Intermediate Term Bond Fund (formerly Keystone Intermediate Term Bond Fund) approved a proposal to reorganize these funds into a new fund, the Evergreen Intermediate Term Bond Fund. The new fund's investment objective is substantially the same as that of the former funds. The reorganization of these funds took place on January 23, 1998. Chris Conkey will be the portfolio manager of the new Fund.
--------------------------------------------------------------------------------
     How did the Fund perform during the fiscal period?


     The Evergreen Intermediate Term Bond Fund II performed well during the six-month period ended December 31, 1997 posting a total return of 5.90% for Class Y shares. Class A shares returned 5.85% for the period, unadjusted for sales charges. Performance was enhanced by an environment of declining interest rates which had an overall positive effect on bond prices. The Fund slightly under-performed the 6.83% return of its benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index.
                           Portfolio Characteristics


       Total Net Assets                                $172,142,646

       Average Credit Quality                                   AAA

       Average Maturity                                  11.3 years

       Average Duration                                   5.4 years

--------------------------------------------------------------------------------
     What was the investment environment like during this period?


     The main story during the fiscal period was the financial crisis in Southeast Asia. Prompted by currency devaluations in many Asian countries, the region's volatility spilled into U.S. financial markets. After some initial turbulence, many pundits felt the net result would be lower inflation in the U.S. (from cheaper imports) and slower economic growth (from lower demand in Asia). These two factors drove interest rates lower throughout the fiscal period, in turn boosting bond prices higher. The turmoil caused a "flight to quality" into Treasury securities which also contributed to declining interest rates.
     --------------------------------------------------------------------
                               PORTFOLIO MATURITY

   (as a percentage of portfolio assets)

[A pie chart appears here with the following allocations.]

0-1 year          13%
1-3 years         12%
3-5 years          6%
5-10 years        33%
10-20 years        8%
20+ years         28%




--------------------------------------------------------------------------------
     What was your strategy in managing the Fund?


     The Fund's performance was most impacted by two specific strategies: the decisions to increase duration and maintain the portfolio's "barbell" structure. Duration was increased 20%, from 4.5 years to 5.4 years, during the six-month period. As the period progressed, we expected low inflation and the fallout from the Asian crisis to push interest rates lower. This decision to lengthen duration proved timely and positively impacted performance as rates continued their steady decline. As of December 31, duration is neutral relative to the Fund's benchmark.

     The portfolio's "barbell" structure also helped returns during the period. A "barbell" structure is distinguished by a portfolio which emphasizes securities on both ends of the yield curve rather than in the middle. This type of portfolio enhances returns when spreads - or the difference between yields - narrow. This structure was actually implemented in early 1997 but maintained throughout the year, benefiting performance especially during the final months as spreads proceeded to tighten.

                                   EVERGREEN
                         Intermediate Term Bond Fund II




                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     What is your outlook going forward?


     We maintain a generally positive outlook for the bond market as we enter the second half of the fiscal year. Benign inflation, moderating economic growth and low interest rates are all factors which bode well for the performance of bonds going forward. In addition, we see no reason that the Federal Reserve Board will be forced to increase interest rates in the near term.

     Due to the uncertainty surrounding the Asian markets and the potential impact on the U.S. bond market, however, we intend to remain cautious in the coming months. We don't feel that the current volatility justifies an aggressive duration stance or risky sector bets. We will continue to seek out opportunities to increase the Fund's yield while sustaining a neutral weighting and duration which will protect investors from turbulent shifts in the market.

     --------------------------------------------------------------------
                               PORTFOLIO QUALITY

   (as a percentage of portfolio assets)


[A pie chart appears here with the following allocations.]

A                        20%
AA                        5%
AAA                      16%
BB                        2%
Government/Agency        57%

                                   EVERGREEN
                  Intermediate Term Government Securities Fund




                    Fund at a Glance as of December 31, 1997

We have increased the
portfolio's weighting of
mortgage-backed securities
during the six month period,
from 19% to 38%, a move
designed to help bolster the
Fund's yield.

                               Portfolio
                               Management
                ----------------------------------------

                     (Photo of L. Robert Cheshire)



                           L. Robert Cheshire
                             Vice President
                      and Senior Portfolio Manager
                        Capital Management Group
                        Tenure: January 3, 1994

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS


                                Class A     Class B     Class C     Class Y
Inception Date               5/2/95      2/6/96      4/10/96     11/1/91
Average Annual Returns*
6 months with sales charge     1.01%      -1.07%        2.93%       4.45%
6 months w/o sales charge      4.40%       3.93%        3.93%       4.45%
One year with sales charge     3.25%       0.78%        4.78%       6.84%
One year w/o sales charge      6.72%       5.78%        5.78%       6.84%
3 years                           -           -            -        7.43%
5 years                           -           -            -        5.50%
Since Inception                5.23%       1.61%        5.74%       6.08%
Cumulative Total Return
  since inception             14.57%       3.06%       10.13%      43.96%
Maximum Sales Charge           3.25%       5.00%        1.00%       n/a
                             Front End      CDSC        CDSC
SEC Yield                      4.89%       4.17%        4.12%       5.13%
6 month dividends per share  $ 0.28      $ 0.23      $ 0.23      $ 0.28

*Adjusted for maximum applicable sales charge
--------------------------------------------------------------------------------
                                LONG TERM GROWTH

[Graph appears here with the following plot points]

                                    Lehman Brothers Intermediate
        Class A  Consumer Price           Government Bond
        Shares     Index (CPI)            Index (LBIGBI)
        ------     -----------            ---------------

         9670        10000                      10000
         9960        10040                      10350
         10420       10100                      10860
         10350       10320                      10860
         10730       10440                      11300
         10970       10550                      11660
        $11457      $10604                     $12224



Comparisons of a $10,000 investment in Evergreen Intermediate Term Government Bond Fund Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government Bond Index and the Consumer Price Index.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in the different classes. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers Intermediate Government Bond Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through December 31, 1997.

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE





[Graph of Style       Morningstar's Style Box is based on a portfolio date as of
Box appears here]     12/31/97.



                      The Fixed Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.



                      Source: 1997 Morningstar, Inc.

                                   EVERGREEN
                  Intermediate Term Government Securities Fund




                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the fiscal period?


     The Evergreen Intermediate Term Government Securities Fund performed well during the six-month period ended December 31, 1997, posting a total return of 4.45% for Class Y shares. Class A shares returned 4.40% and Class B and C shares each returned 3.93%. These returns are unadjusted for any sales charges. This performance compares favorably to the 4.03% average return for the same time period for the 97 short-intermediate U.S. government funds tracked by Lipper Analytical Services. Outperformance can be attributed to favorable sector weightings as well as an environment of declining interest rates during the six-month period.

                           Portfolio Characteristics


       Total Net Assets                                  $68,980,772

       Average Credit Quality                                    AAA

       Average Maturity                                    4.1 years

       Average Duration                                    2.9 years

--------------------------------------------------------------------------------
     How did the investment environment affect your strategy?


     The biggest story in the financial markets over the past six months was the financial turmoil in Southeast Asia. Its effects have had a definite impact on our approach to managing this Fund.


     We have increased the portfolio's weighting of mortgage-backed securities during the six-month period, from 19% to 38%, a move designed to help bolster the Fund's yield. This sector tends to lag, however, during periods of declining interest rates as mortgage holders "prepay" mortgages and take advantage of lower rates. Because we anticipated the decline of interest rates during the final months as a result of the Asian crisis, we targeted mortgage securities which were less vulnerable to prepayment risk. The portfolio's bulked up exposure of mortgage-backed securities with especially low prepayment risk - increased the Fund's yield and positively contributed to performance.


     Volatility stemming from the "Asian flu" caused us to maintain a relatively neutral duration stance. Duration remained essentially unchanged at 2.9 years during the fiscal period. We didn't feel that the market volatility and uncertainty regarding interest rate swings justified an aggressive duration stance. We expect to remain at a neutral weighting until volatility subsides and the effects of the Asian crisis become more clear.
--------------------------------------------------------------------------------
     What is the portfolio's current composition?


     As mentioned, the weighting of mortgage-backed securities was increased. Actually mortgage exposure doubled during the six months. This move was primarily at the expense of Treasuries which declined substantially. As of December 31, the Fund was comprised of 55% Treasury issues, 38% mortgage-backed securities, 5% Government/agency, with the remaining 2% in other assets and liabilities.



     --------------------------------------------------------------------
                             PORTFOLIO COMPOSITION

   (as a percentage of net assets)

[A pie chart appears here with the following allocations.]

Government Agency                        5%
Mortgage Backed Securities              38%
Other assets and liabilities (net)       2%
U.S. Treasury                           55%

                                   EVERGREEN
                  Intermediate Term Government Securities Fund




                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     What is your outlook going forward?


     Looking ahead, the consensus within the market is that the Asian crisis will slow U.S. economic growth and further contain inflation. In other words, the crisis will have the same effect as an interest rate increase by the Federal Reserve Board, which will likely allow the Fed to leave rates unchanged in the near term. Strong technicals, low inflation and a near-balanced budget should fuel bond performance in the coming quarters. However, because these positive components seem to have already been priced into the market, we feel there is limited upside potential.


     We expect to maintain a relatively neutral - to slightly longer - duration, thereby protecting the Fund from turbulent market fluctuations. We will also seek to selectively add mortgage securities to the portfolio in order to increase the Fund's yield.

     --------------------------------------------------------------------
                               PORTFOLIO MATURITY

   (as a percentage of portfolio assets)

[A pie chart appears here with the following allocations.]

0-1 year            16%
1-3 years           33%
3-5 years            9%
5-10 years          42%

                                   EVERGREEN
                          Short Intermediate Bond Fund




                    Fund at a Glance as of December 31, 1997

The decision to increase
duration positively impacted
returns as a direct result of
declining interest rates.

                               Portfolio
                               Management
                ----------------------------------------



                       (Photo of Thomas L. Ellis)

                            Thomas L. Ellis
                           Vice President and
                        Senior Portfolio Manager
                        Capital Management Group
                        Tenure: January 31, 1989

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS


                                   Class A     Class B     Class C     Class Y
Inception Date                 1/28/89      1/25/93       9/6/94      1/4/91
Average Annual Returns*
6 months with sales charge       0.22%        -1.88%        2.12%       3.64%
6 months w/o sales charge        3.59%         3.12%        3.12%       3.64%
One year with sales charge       2.59%         0.17%        4.16%       6.26%
One year w/o sales charge        6.04%         5.15%        5.15%       6.26%
3 years                          6.73%         6.09%        6.91%       8.03%
5 years                          5.10%            -            -        5.95%
Since Inception                  7.15%         4.39%        5.81%       7.04%
Cumulative Total Return since
  inception                     85.20%        23.66%       20.64%      60.93%
Maximum Sales Charge             3.25%         5.00%        1.00%      n/a
                                Front End      CDSC        CDSC
SEC Yield                        5.90%         5.18%        5.21%       6.20%
6 month dividends per share    $ 0.31       $ 0.26       $ 0.26      $ 0.31

*Adjusted for maximum applicable sales charge
--------------------------------------------------------------------------------
                                LONG TERM GROWTH

[Graph appears here with the following plot points.]

                                    Lehman Brothers Intermediate
        Class A  Consumer Price      Government/Corporate Bond
        Shares     Index (CPI)            Index (LBIGCBI)
        ------     -----------            ---------------


          9670        10000                    10000
         10690        10040                    11160
         11540        11050                    12180
         13130        11390                    13960
         13970        11710                    14970
         15120        12040                    16280
         14740        12360                    15970
         16800        12670                    18410
         17470        13090                    19320
        $18520       $13299                   $20814


Comparisons of a $10,000 investment in Evergreen Short Intermediate Bond Fund Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index and the Consumer Price Index.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in the different classes. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through December 31, 1997.

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE
[Graph of Style       Morningstar's Style Box is based on a portfolio date as of
Box appears here]     12/31/97.




                      The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                      Source: 1997 Morningstar, Inc.

                                   EVERGREEN
                          Short Intermediate Bond Fund




                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the fiscal period?


     The Evergreen Short Intermediate Bond Fund, Class A shares, posted a positive total return of 3.59% during the six-month period ended December 31, 1997. This is before any deduction of sales charges. This performance underperformed the 4.83% return for the Fund's benchmark, the Lehman Brothers Intermediate Government/ Corporate Bond Index.

                           Portfolio Characteristics


       Total Net Assets                                     $395,508,489

       Average Credit Quality                                         AA

       Average Maturity                                        4.5 years

       Average Duration                                        3.3 years

--------------------------------------------------------------------------------
     What was the environment like for bonds during this period?


     The main event in the financial markets was the turmoil surrounding Southeast Asia. The devaluation of Asian currencies and concern about defaults in Southeast Asia was the major driver of interest rates. The Asian crisis caused a "flight to quality" into Treasury securities and further reduced inflationary fears, subsequently driving longer-term rates lower through the final months of 1997. From September 30 to December 31, 1997 the thirty-year Treasury bond yield declined from 6.40% to 5.92%.

     --------------------------------------------------------------------
                               PORTFOLIO QUALITY

   (as a percentage of portfolio assets)

[A pie chart appears here with the following allocations.]

A                   25%
AA                   5%
AAA                 18%
BB                   2%
BBB                  3%
Government/Agency   47%





--------------------------------------------------------------------------------
     What was your investment strategy within this environment?


     The portfolio's duration was increased from 2.96 years to 3.34 years during the six-month period in order to take advantage of declining interest rates. As a result of this duration increase, the portfolio closed the period with a duration slightly longer than its benchmark. This move helped performance within the positive interest rate environment.

     In addition to an increased duration, the portfolio's "barbell" structure also positively impacted performance during the fiscal period. A "barbell" portfolio emphasizes securities on the short and long end of the yield curve rather than in the middle. This type of portfolio structure tends to enhance performance during periods of a flattening yield curve, which is exactly what took place during the final months of 1997.

--------------------------------------------------------------------------------
     How did your strategy effect performance?


     As stated, the decision to increase duration positively impacted returns as a direct result of declining interest rates. The portfolio's "barbell" structure aided performance as well. Offsetting favorable duration and sector decisions, however, was the portfolio's exposure to foreign securities which underperformed as a result of the financial turmoil in Southeast Asia.

                                   EVERGREEN
                          Short Intermediate Bond Fund




                          Portfolio Manager Interview

     --------------------------------------------------------------------
                              PORTFOLIO MATURITY

   (as a percentage of portfolio assets)

[A pie chart appears here with the following allocations.]

0-1 year          18%
3-5 years         18%
1-3 years         20%
5-10 years        44%





--------------------------------------------------------------------------------
     What is your outlook?


     Going forward, we expect interest rates to remain in their current - and relatively low - trading range. With moderating economic growth, low employment, benign inflation and favorable interest rates, no obstacles on the horizon appear to threaten the U.S. economy or provoke a dramatic jump in interest rates in the near term. From a duration standpoint, our strategy is to avoid being short, while being cautious not to overextend. As a result, we may look for opportunities to modestly lengthen duration during the early part of 1998.

                                   EVERGREEN
                      Capital Preservation and Income Fund




                              Financial Highlights

                (For a share outstanding throughout each period)



                                                           Six Months Ended
                                                          December 31, 1997   Nine Months Ended
                                                             (Unaudited)      June 30, 1997 (d)
 CLASS A SHARES
Net asset value beginning of period                          $     9.80          $     9.74
                                                             ==========          ==========
Income from investment operations
Net investment income                                              0.30                0.46
Net realized and unrealized gain (loss) on investments          (  0.01)               0.03
                                                             ----------          ----------

Total from investment operations                                   0.29                0.49
                                                             ----------          ----------
Less distributions from
Net investment income                                           (  0.30)            (  0.42)
In excess of net investment income                                    0             (  0.01)
Tax basis return of capital                                           0                   0
                                                             ----------          ----------
Total distributions                                             (  0.30)            (  0.43)
                                                             ----------          ----------
Net asset value end of period                                $     9.79          $     9.80
                                                             ==========          ==========
Total return (b)                                                   2.96%               5.12%
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                    0.84%(a)            0.92%(a)
 Total expenses excluding indirectly paid expenses                 0.84%(a)            0.90%(a)
 Total expenses excluding waivers and reimbursements               1.34%(a)            1.47%(a)
 Net investment income                                             5.99%(a)            6.24%(a)
Portfolio turnover rate                                              33%                 52%
Net assets end of period (thousands)                         $   13,135          $   15,751



                                                                               December 30, 1994
                                                                                (Commencement of
                                                                               Class Operations)
                                                              Year Ended            through
                                                          September 30, 1996   September 30, 1995
 CLASS A SHARES
Net asset value beginning of period                          $     9.68           $     9.51
                                                             ==========           ==========
Income from investment operations
Net investment income                                              0.61 (c)             0.46
Net realized and unrealized gain (loss) on investments             0.01                 0.14
                                                             ----------           ----------

Total from investment operations                                   0.62                 0.60
                                                             ----------           ----------
Less distributions from
Net investment income                                           (  0.53)             (  0.42)
In excess of net investment income                                    0              (  0.01)
Tax basis return of capital                                     (  0.03)                   0
                                                             ----------           ----------
Total distributions                                             (  0.56)             (  0.43)
                                                             ----------           ----------
Net asset value end of period                                $     9.74           $     9.68
                                                             ==========           ==========
Total return (b)                                                   6.56%                6.36%
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                    0.91%                0.86%(a)
 Total expenses excluding indirectly paid expenses                 0.90%                0.82%(a)
 Total expenses excluding waivers and reimbursements               1.33%                1.27%(a)
 Net investment income                                             6.31%                6.37%(a)
Portfolio turnover rate                                              74%                  67%
Net assets end of period (thousands)                         $   22,684           $   19,293

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares
    outstanding.
(d) The Fund changed its fiscal year end from September 30 to June 30.





                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                      Capital Preservation and Income Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                           Six Months Ended
                          December 31, 1997   Nine Months Ended
                             (Unaudited)      June 30, 1997 (d)
 CLASS B SHARES
Net asset value
 beginning of period         $     9.81          $     9.75
                             ==========          ==========
Income from
 investment
 operations
Net investment
 income                            0.25                0.39
Net realized and
 unrealized gain (loss)
 on investments                       0                0.04
                             ----------          ----------
Total from investment
 operations                        0.25                0.43
                             ----------          ----------
Less distributions
 from
Net investment
 income                         (  0.26)            (  0.36)
In excess of net
 investment income                    0             (  0.01)
Tax basis return of
 capital                              0                   0
                             ----------          ----------
Total distributions             (  0.26)            (  0.37)
                             ----------          ----------
Net asset value end
 of period                   $     9.80          $     9.81
                             ==========          ==========
Total return (b)                   2.55%               4.53%
Ratios/Supplemental
 Data
Ratios to average net
 assets
 Total expenses                    1.65%(a)            1.67%(a)
 Total expenses
  excluding
  indirectly paid
  expenses                         1.65%(a)            1.65%(a)
 Total expenses
  excluding waivers
  and
  reimbursements                   2.15%(a)            2.23%(a)
 Net investment
  income                           5.19%(a)            5.52%(a)
Portfolio turnover
 rate                                33%                 52%
Net assets end of
 period (thousands)          $   29,053          $   32,694



                                                                                               July 1, 1991
                                                                                             (Commencement of
                                                                                            Class Operations)
                                             Year Ended September 30,                            through
                               1996           1995        1994        1993        1992      September 30, 1991
 CLASS B SHARES
Net asset value
 beginning of period        $    9.68      $  9.62     $  9.91     $  9.88     $  10.06       $      10.00
                            =========      =======     =======     =======     ========       ============
Income from
 investment
 operations
Net investment
 income                          0.55 (c)    0.52        0.47         0.45        0.58                0.18
Net realized and
 unrealized gain (loss)
 on investments                  0.01        0.03       ( 0.41)      ( 0.05)    (  0.21)              0.06
                            ---------      -------     -------     --------    --------       ------------
Total from investment
 operations                      0.56        0.55        0.06         0.40        0.37                0.24
                            ---------      -------     -------     --------    --------       ------------
Less distributions
 from
Net investment
 income                        ( 0.46)      ( 0.48)     ( 0.34)      ( 0.37)    (  0.55)         (    0.18)
In excess of net
 investment income                  0       ( 0.01)     ( 0.01)           0           0                  0
Tax basis return of
 capital                       ( 0.03)           0           0            0           0                  0
                            ---------      -------     -------     --------    --------       ------------
Total distributions            ( 0.49)      ( 0.49)     ( 0.35)      ( 0.37)    (  0.55)         (    0.18)
                            ---------      -------     -------     --------    --------       ------------
Net asset value end
 of period                  $    9.75      $  9.68     $  9.62     $  9.91     $   9.88       $      10.06
                            =========      =======     =======     ========    ========       ============
Total return (b)                 5.90%        5.81%       0.58%        4.16%       3.71%              2.43%
Ratios/Supplemental
 Data
Ratios to average net
 assets
 Total expenses                  1.63%        1.53%       1.50%        1.50%       1.36%              1.19%(a)
 Total expenses
  excluding
  indirectly paid
  expenses                       1.62%        1.50%          -            -           -                  -
 Total expenses
  excluding waivers
  and
  reimbursements                 2.09%        2.09%       1.93%        1.94%       2.03%              3.19%(a)
 Net investment
  income                         5.63%        5.46%       4.05%        4.44%       5.50%              6.42%(a)
Portfolio turnover
 rate                              74%          67%         34%          60%         41%                 2%
Net assets end of
 period (thousands)         $  44,096      $62,998     $95,761     $144,725    $186,742       $     25,769

(a) Annualized
(b) Excluding applicable sales charges.
(c) Calculation based on average shares
    outstanding.
(d) The Fund changed its fiscal year end from September 30 to June 30.





                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Capital Preservation and Income Fund




                             Financial Highlights

                (For a share outstanding throughout each period)


                                     Six Months Ended
                                    December 31, 1997   Nine Months Ended
                                       (Unaudited)      June 30, 1997 (d)
 CLASS C SHARES
Net asset value beginning of
 period                               $      9.80         $      9.74
                                      ===========         ===========
Income from investment
 operations
Net investment income                        0.26                0.40
Net realized and unrealized gain
 (loss) on investments                   (   0.01)               0.03
                                      -----------         -----------
Total from investment operations             0.25                0.43
                                      -----------         -----------
Less distributions from
Net investment income                    (   0.26)           (   0.36)
In excess of net investment
 income                                         0            (   0.01)
Tax basis return of capital                     0                   0
                                      -----------         -----------
Total distributions                      (   0.26)           (   0.37)
                                      -----------         -----------
Net asset value end of period         $      9.79         $      9.80
                                      ===========         ===========
Total return (b)                             2.55%               4.53%
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                              1.65%(a)            1.67%(a)
 Total expenses excluding
  indirectly paid expenses                   1.65%(a)            1.65%(a)
 Total expenses excluding
  waivers and
  reimbursements                             2.15%(a)            2.23%(a)
 Net investment income                       5.18%(a)            5.53%(a)
Portfolio turnover rate                        33%                 52%
Net assets end of period
 (thousands)                          $     4,142         $     4,105



                                                                                 February 1, 1993
                                                                                 (Commencement of
                                                                                Class Operations)
                                            Year Ended September 30,                 through
                                          1996           1995         1994      September 30, 1993
 CLASS C SHARES
Net asset value beginning of
 period                               $     9.67      $   9.60     $   9.90       $      9.82
                                      ==========      ========     ========       ===========
Income from investment
 operations
Net investment income                       0.54 (c)      0.52         0.40              0.23
Net realized and unrealized gain
 (loss) on investments                      0.02          0.04       (  0.35)            0.09
                                      ----------      --------     ---------      -----------
Total from investment operations            0.56          0.56         0.05              0.32
                                      ----------      --------     ---------      -----------
Less distributions from
Net investment income                    (  0.46)       (  0.48)     (  0.34)        (   0.24)
In excess of net investment
 income                                        0        (  0.01)     (  0.01)               0
Tax basis return of capital              (  0.03)             0            0                0
                                      ----------      ---------    ---------      -----------
Total distributions                      (  0.49)       (  0.49)     (  0.35)        (   0.24)
                                      ----------      ---------    ---------      -----------
Net asset value end of period         $     9.74      $   9.67     $   9.60       $      9.90
                                      ==========      =========    =========      ===========
Total return (b)                            5.91%          5.93%        0.48%            3.28%
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                             1.64%          1.53%        1.50%            1.50%(a)
 Total expenses excluding
  indirectly paid expenses                  1.62%          1.50%           -                -
 Total expenses excluding
  waivers and
  reimbursements                            2.09%          2.08%        1.94%            1.67%(a)
 Net investment income                      5.60%          5.51%        4.08%            2.91%(a)
Portfolio turnover rate                       74%            67%          34%              60%
Net assets end of period
 (thousands)                          $    4,152      $   2,755    $   2,874      $     2,077

(a) Annualized
(b) Excluding applicable sales charges.
(c) Calculation based on average shares
    outstanding.
(d) The Fund changed its fiscal year end from September 30 to June 30.






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Intermediate Term Bond Fund




                              Financial Highlights

                (For a share outstanding throughout each period)



                                                 Six Months
                                                   Ended           Eleven Months
                                             December 31, 1997         Ended                    Year Ended July 31,
                                                (Unaudited)      June 30, 1997 (d)      1996         1995            1994
 CLASS A SHARES
Net asset value beginning of period             $    8.93           $    8.73        $   8.88     $   8.84       $    9.46
                                                =========           =========        ========     ========       =========
Income from investment operations
Net investment income                                0.29                0.54            0.59         0.63            0.57 (c)
Net realized and unrealized gain (loss) on
 investments, closed futures contracts and
 foreign currency related transactions               0.19                0.18          (  0.16)       0.02         (  0.59)
                                                ---------           ---------        ---------    --------       ---------
Total from investment operations                     0.48                0.72            0.43         0.65         (  0.02)
                                                ---------           ---------        ---------    --------       ---------
Less distributions from
Net investment income                             (  0.28)            (  0.52)         (  0.58)     (  0.57)       (  0.57)
In excess of net investment income                      0                   0                0      (  0.04)       (  0.02)
Tax basis return of capital                             0                   0                0            0        (  0.01)
                                                ---------           ---------        ---------    ---------      ---------
Total distributions                               (  0.28)            (  0.52)         (  0.58)     (  0.61)       (  0.60)
                                                ---------           ---------        ---------    ---------      ---------
Net asset value end of period                   $    9.13           $    8.93        $   8.73     $   8.88       $    8.84
                                                =========           =========        =========    =========      =========
Total return (b)                                     5.43%               8.40%            4.95%        7.76%       (  0.29%)
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                      1.10%(a)            1.12%(a)         1.10%        1.00%          1.00%
 Total expenses excluding indirectly paid
  expenses                                           1.10%(a)            1.10%(a)         1.08%           -              -
 Total expenses excluding waivers and
  reimbursements                                     1.59%(a)            1.58%(a)         1.54%        1.48%          1.80%
 Net investment income                               6.11%(a)            6.43%(a)         6.57%        7.13%          6.81%
Portfolio turnover rate                                65%                179%             231%         149%           280%
Net assets end of period (thousands)            $   9,697           $  10,341        $  12,958    $  14,558      $  16,036


                                                                   Year Ended July 31,
                                          1993         1992         1991         1990         1989         1988
 CLASS A SHARES
Net asset value beginning of period    $   9.23     $   8.64     $   8.60     $   9.11     $   9.05     $   9.61
                                       ========     ========     ========     ========     ========     ========
Income from investment operations
Net investment income                      0.70         0.71         0.72         0.67         0.69         0.72
Net realized and unrealized gain (loss)
 on investments, closed futures
 contracts and foreign currency
 related transactions                      0.18         0.60         0.05       (  0.45)       0.10       (  0.45)
                                       --------     --------     --------     ---------    --------     ---------
Total from investment operations           0.88         1.31         0.77         0.22         0.79         0.27
                                       --------     --------     --------     ---------    --------     ---------
Less distributions from
Net investment income                    (  0.65)     (  0.71)     (  0.72)     (  0.70)     (  0.73)     (  0.83)
In excess of net investment income             0      (  0.01)     (  0.01)     (  0.03)           0            0
Tax basis return of capital                    0            0            0            0            0            0
                                       ---------    ---------    ---------    ---------    ---------    ---------
Total distributions                      (  0.65)     (  0.72)     (  0.73)     (  0.73)     (  0.73)     (  0.83)
                                       ---------    ---------    ---------    ---------    ---------    ---------
Net asset value end of period          $   9.46     $   9.23     $   8.64     $   8.60     $   9.11     $   9.05
                                       =========    =========    =========    =========    =========    =========
Total return (b)                            9.88%       15.65%        9.42%        2.71%        9.13%        2.95%
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                             1.52%        1.88%        2.00%        2.00%        1.92%        1.30%
 Total expenses excluding indirectly
  paid expenses                                -            -            -            -            -            -
 Total expenses excluding waivers
  and reimbursements                        1.99%        1.88%        2.06%        2.33%        2.19%        2.65%
 Net investment income                      7.48%        7.85%        8.42%        7.90%        7.88%        7.48%
Portfolio turnover rate                      160%          90%          76%         107%         148%         208%
Net assets end of period (thousands)   $  18,032    $  19,288    $  20,227    $  23,694    $  30,337    $  38,615

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares
    outstanding.
(d) The Fund changed its fiscal year end from July 31 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Intermediate Term Bond Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                                                        Six Months
                                                           Ended           Eleven Months
                                                     December 31, 1997         Ended
                                                        (Unaudited)      June 30, 1997 (d)
 CLASS B SHARES
Net asset value beginning of period                     $     8.95          $    8.74
                                                        ==========          =========
Income from investment operations
Net investment income                                         0.25               0.47
Net realized and unrealized gain (loss) on
 investments, closed futures contracts and foreign
 currency related transactions                                0.20               0.20
                                                        ----------          ---------
Total from investment operations                              0.45               0.67
                                                        ----------          ---------
Less distributions from
Net investment income                                      (  0.25)            ( 0.46)
In excess of net investment income                               0                  0
Tax basis return of capital                                      0                  0
                                                        ----------          ---------
Total distributions                                        (  0.25)            ( 0.46)
                                                        ----------          ---------
Net asset value end of period                           $     9.15          $    8.95
                                                        ==========          =========
Total return (b)                                              5.02%              7.81%
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                               1.85%(a)           1.87%(a)
 Total expenses excluding indirectly paid expenses            1.85%(a)           1.85%(a)
 Total expenses excluding waivers and
  reimbursements                                              2.35%(a)           2.35%(a)
 Net investment income                                        5.38%(a)           5.68%(a)
Portfolio turnover rate                                         65%               179%
Net assets end of period (thousands)                    $   10,290          $  11,368



                                                                                                 February 1, 1993
                                                                                                 (Date of Initial
                                                                                                 Public Offering)
                                                                Year Ended July 31,                  through
                                                        1996         1995            1994         July 31, 1993
 CLASS B SHARES
Net asset value beginning of period                  $   8.89     $   8.85       $     9.47        $     9.35
                                                     ========     ========       ==========        ==========
Income from investment operations
Net investment income                                    0.52         0.56             0.49 (c)          0.29
Net realized and unrealized gain (loss) on
 investments, closed futures contracts and foreign
 currency related transactions                         (  0.16)       0.02          (  0.58)             0.12
                                                     ---------    --------       ----------        ----------
Total from investment operations                         0.36         0.58          (  0.09)             0.41
                                                     ---------    --------       ----------        ----------
Less distributions from
Net investment income                                  (  0.51)     (  0.51)        (  0.49)          (  0.29)
In excess of net investment income                           0      (  0.03)        (  0.03)                0
Tax basis return of capital                                  0            0         (  0.01)                0
                                                     ---------    ---------      ----------        ----------
Total distributions                                    (  0.51)     (  0.54)        (  0.53)          (  0.29)
                                                     ---------    ---------      ----------        ----------
Net asset value end of period                        $   8.74     $   8.89       $     8.85        $     9.47
                                                     =========    =========      ==========        ==========
Total return (b)                                          4.10%        6.87%        (  1.05%)            4.42%
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                           1.85%        1.75%           1.75%             1.76%(a)
 Total expenses excluding indirectly paid expenses        1.83%           -               -                 -
 Total expenses excluding waivers and
  reimbursements                                          2.32%        2.21%           2.36%             2.71%(a)
 Net investment income                                    5.82%        6.38%           5.48%             5.67%(a)
Portfolio turnover rate                                    231%         149%            280%              160%
Net assets end of period (thousands)                 $  16,034    $  17,985      $   17,819        $    8,159


                                                        Six Months
                                                           Ended           Eleven Months
                                                     December 31, 1997         Ended
                                                        (Unaudited)      June 30, 1997 (d)
 CLASS C SHARES
Net asset value beginning of period                     $     8.94         $     8.74
                                                        ==========         ==========
Income from investment operations
Net investment income                                         0.25               0.46
Net realized and unrealized gain (loss) on
 investments, closed futures contracts and foreign
 currency related transactions                                0.20               0.20
                                                        ----------         ----------
Total from investment operations                              0.45               0.66
                                                        ----------         ----------
Less distributions from
Net investment income                                      (  0.25)           (  0.46)
In excess of net investment income                               0                  0
Tax basis return of capital                                      0                  0
                                                        ----------         ----------
Total distributions                                        (  0.25)           (  0.46)
                                                        ----------         ----------
Net asset value end of period                           $     9.14         $     8.94
                                                        ==========         ==========
Total return (b)                                              5.03%              7.70%
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                               1.85%(a)           1.87%(a)
 Total expenses excluding indirectly paid expenses            1.85%(a)           1.85%(a)
 Total expenses excluding waivers and
  reimbursements                                              2.34%(a)           2.35%(a)
 Net investment income                                        5.34%(a)           5.68%(a)
Portfolio turnover rate                                         65%               179%
Net assets end of period (thousands)                    $    7,408         $    7,259



                                                                                                 February 1, 1993
                                                                                                 (Date of Initial
                                                                                                 Public Offering)
                                                                Year Ended July 31,                  through
                                                        1996         1995            1994         July 31, 1993
 CLASS C SHARES
Net asset value beginning of period                  $   8.89     $   8.85       $     9.46        $    9.35
                                                     ========     ========       ==========        =========
Income from investment operations
Net investment income                                    0.52         0.55             0.49 (c)         0.29
Net realized and unrealized gain (loss) on
 investments, closed futures contracts and foreign
 currency related transactions                         (  0.16)       0.03          (  0.57)            0.11
                                                     ---------    --------       ----------        ---------
Total from investment operations                         0.36         0.58          (  0.08)            0.40
                                                     ---------    --------       ----------        ---------
Less distributions from
Net investment income                                  (  0.51)     (  0.51)        (  0.49)          ( 0.29)
In excess of net investment income                           0      (  0.03)        (  0.03)               0
Tax basis return of capital                                  0            0         (  0.01)               0
                                                     ---------    ---------      ----------        ---------
Total distributions                                    (  0.51)     (  0.54)        (  0.53)          ( 0.29)
                                                     ---------    ---------      ----------        ---------
Net asset value end of period                        $   8.74     $   8.89       $     8.85        $    9.46
                                                     =========    =========      ==========        =========
Total return (b)                                          4.10%        6.87%        (  0.95%)           4.31%
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                           1.85%        1.75%           1.75%            1.77%(a)
 Total expenses excluding indirectly paid expenses        1.83%           -               -                -
 Total expenses excluding waivers and
  reimbursements                                          2.31%        2.23%           2.37%            2.61%(a)
 Net investment income                                    5.82%        6.37%           5.44%            5.61%(a)
Portfolio turnover rate                                    231%         149%            280%             160%
Net assets end of period (thousands)                 $   9,084    $  10,185      $   13,086        $   7,522

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares
    outstanding.
(d) The Fund changed its fiscal year end from July 31 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Intermediate Term Bond Fund II




                              Financial Highlights

                (For a share outstanding throughout each period)



                                                              Six Months
                                                                Ended
                                                          December 31, 1997     Year Ended
                                                             (Unaudited)      June 30, 1997
 CLASS A SHARES
Net asset value beginning of period                         $     10.17        $   10.10
                                                            ===========        =========
Income from investment operations
Net investment income                                              0.30             0.60
Net realized and unrealized gain (loss) on investments             0.29             0.08
                                                            -----------        ---------
Total from investment operations                                   0.59             0.68
                                                            -----------        ---------
Less distributions from
Net investment income                                          (   0.30)         (   0.59)
Tax basis return of capital                                           0          (   0.02)
                                                            -----------        ----------
Total distributions                                            (   0.30)         (   0.61)
                                                            -----------        ----------
Net asset value end of period                               $     10.46        $   10.17
                                                            ===========        ==========
Total return (b)                                                   5.85%             6.88%
Ratios/Supplemental data
Ratios to average net assets
 Total expenses                                                    0.79%(a)          0.85%
 Total expenses excluding indirectly paid expenses                 0.79%(a)          0.85%
 Total expenses excluding waivers and reimbursements               0.98%(a)          1.04%
 Net investment income                                             5.76%(a)          5.92%
Portfolio turnover rate                                              24%               86%
Net assets end of period (thousands)                        $     3,180        $    3,038



                                                                                 May 2, 1995
                                                                              (Commencement of
                                                              Ten Months      Class Operations)
                                                                Ended              through
                                                          June 30, 1996 (c)    August 31, 1995
 CLASS A SHARES
Net asset value beginning of period                         $     10.30         $     9.98
                                                            ===========         ==========
Income from investment operations
Net investment income                                              0.48               0.18
Net realized and unrealized gain (loss) on investments         (   0.20)              0.33
                                                            -----------         ----------
Total from investment operations                                   0.28               0.51
                                                            -----------         ----------
Less distributions from
Net investment income                                          (   0.48)           (  0.19)
Tax basis return of capital                                           0                  0
                                                            -----------         ----------
Total distributions                                            (   0.48)           (  0.19)
                                                            -----------         ----------
Net asset value end of period                               $     10.10         $    10.30
                                                            ===========         ==========
Total return (b)                                                   2.72%              5.17%
Ratios/Supplemental data
Ratios to average net assets
 Total expenses                                                    0.82%(a)           0.80%(a)
 Total expenses excluding indirectly paid expenses                    -                  -
 Total expenses excluding waivers and reimbursements               1.10%(a)           1.38%(a)
 Net investment income                                             6.30%(a)           5.53%(a)
Portfolio turnover rate                                              52%                73%
Net assets end of period (thousands)                        $     2,943         $      160


                                                                                              January 30, 1996
                                                              Six Months                      (Commencement of
                                                                Ended                         Class Operations)
                                                          December 31, 1997     Year Ended         through
                                                             (Unaudited)      June 30, 1997     June 30, 1996
 CLASS B SHARES
Net asset value beginning of period                          $    10.17        $   10.10        $    10.68
                                                             ==========        =========        ==========
Income from investment operations
Net investment income                                              0.25             0.50              0.20
Net realized and unrealized gain (loss) on investments             0.29             0.08          (   0.58)
                                                             ----------        ---------        ----------
Total from investment operations                                   0.54             0.58          (   0.38)
                                                             ----------        ---------        ----------
Less distributions from
Net investment income                                          (   0.25)         (   0.49)        (   0.20)
Tax basis return of capital                                           0          (   0.02)               0
                                                             ----------        ----------       ----------
Total distributions                                            (   0.25)         (   0.51)        (   0.20)
                                                             ----------        ----------       ----------
Net asset value end of period                                $    10.46        $   10.17        $    10.10
                                                             ==========        ==========       ==========
Total return (b)                                                   5.37%             5.91%        (   3.52%)
Ratios/Supplemental data
Ratios to average net assets
 Total expenses                                                    1.73%(a)          1.81%            1.80%(a)
 Total expenses excluding indirectly paid expenses                 1.73%(a)          1.81%               -
 Total expenses excluding waivers and reimbursements               1.73%(a)          1.81%            1.89%(a)
 Net investment income                                             4.82%(a)          5.00%            5.18%(a)
Portfolio turnover rate                                              24%               86%              52%
Net assets end of period (thousands)                         $    1,168        $    1,013       $      402

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The Fund changed its fiscal year end from August 31 to June 30.








                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Intermediate Term Bond Fund II




                              Financial Highlights

                (For a share outstanding throughout each period)



                                                                                               April 29, 1996
                                                              Six Months                      (Commencement of
                                                                Ended                         Class Operations)
                                                          December 31, 1997     Year Ended         through
                                                             (Unaudited)      June 30, 1997     June 30, 1996
 CLASS C SHARES
Net asset value beginning of period                          $    10.17        $   10.10        $    10.15
                                                             ==========        =========        ==========
Income from investment operations
Net investment income                                              0.25             0.51              0.08
Net realized and unrealized gain (loss) on investments             0.29             0.07          (   0.05)
                                                             ----------        ---------        ----------
Total from investment operations                                   0.54             0.58              0.03
                                                             ----------        ---------        ----------
Less distributions from
Net investment income                                          (   0.25)         (   0.49)        (   0.08)
Tax basis return of capital                                           0          (   0.02)               0
                                                             ----------        ----------       ----------
Total distributions                                            (   0.25)         (   0.51)        (   0.08)
                                                             ----------        ----------       ----------
Net asset value end of period                                $    10.46        $   10.17        $    10.10
                                                             ==========        ==========       ==========
Total return (b)                                                   5.37%             5.91%            0.33%
Ratios/Supplemental data
Ratios to average net assets
 Total expenses                                                    1.73%(a)          1.80%            1.80%(a)
 Total expenses excluding indirectly paid expenses                 1.73%(a)          1.80%               -
 Total expenses excluding waivers and reimbursements               1.73%(a)          1.80%            1.88%(a)
 Net investment income                                             4.84%(a)          4.97%            5.30%(a)
Portfolio turnover rate                                              24%               86%              52%
Net assets end of period (thousands)                         $       54        $       29       $       25


                                      Six Months
                                        Ended              Year          Ten Months
                                  December 31, 1997       Ended             Ended
                                     (Unaudited)      June 30, 1997   June 30, 1996 (c)
 CLASS Y SHARES
Net asset value beginning of
 period                             $     10.17         $  10.10        $     10.29
                                    ===========         ========        ===========
Income from investment
 operations
Net investment income                      0.30            0.61                0.48
Net realized and unrealized gain
 (loss) on investments                     0.29            0.08            (   0.19)
                                    -----------         --------        -----------
Total from investment
 operations                                0.59            0.69                0.29
                                    -----------         --------        -----------
Less distributions from
Net investment income                  (   0.30)         (  0.60)          (   0.48)
Net realized gain on
 investments                                  0                0                  0
Tax basis return of capital                   0          (  0.02)                 0
                                    -----------         --------        -----------
Total distributions                    (   0.30)         (  0.62)          (   0.48)
                                    -----------         --------        -----------
Net asset value end of period       $     10.46         $  10.17        $     10.10
                                    ===========         ========        ===========
Total return                               5.90%            6.97%              2.82%
Ratios/Supplemental data
Ratios to average net assets
 Total expenses                            0.73%(a)         0.81%              0.80%(a)
 Total expenses excluding
  indirectly paid expenses                 0.73%(a)         0.81%                 -
 Total expenses excluding
  waivers and
  reimbursements                           0.73%(a)         0.81%              0.87%(a)
 Net investment income                     5.82%(a)         5.97%              5.75%(a)
Portfolio turnover rate                      24%              86%                52%
Net assets end of period
 (thousands)                        $   167,740         $156,346        $   157,814



                                                                        November 1, 1991
                                                                        (Commencement of
                                                                        Class Operations)
                                         Year Ended August 31,               through
                                     1995        1994         1993       August 31, 1992
 CLASS Y SHARES
Net asset value beginning of
 period                            $  9.93    $   10.99    $  10.56       $     10.00
                                   =======    =========    ========       ===========
Income from investment
 operations
Net investment income                0.56          0.55        0.63              0.55
Net realized and unrealized gain
 (loss) on investments               0.40       (  0.86)       0.66              0.55
                                   -------    ---------    --------       -----------
Total from investment
 operations                          0.96       (  0.31)       1.29              1.10
                                   -------    ---------    --------       -----------
Less distributions from
Net investment income               ( 0.56)     (  0.55)     (  0.64)        (   0.54)
Net realized gain on
 investments                        ( 0.04)     (  0.20)     (  0.22)               0
Tax basis return of capital              0            0            0                0
                                   -------    ---------    ---------      -----------
Total distributions                 ( 0.60)     (  0.75)     (  0.86)        (   0.54)
                                   -------    ---------    ---------      -----------
Net asset value end of period      $ 10.29    $    9.93    $  10.99       $     10.56
                                   =======    =========    =========      ===========
Total return                         10.13%     (  2.91%)      12.90%           11.29%
Ratios/Supplemental data
Ratios to average net assets
 Total expenses                       0.69%        0.55%        0.55%            0.55%(a)
 Total expenses excluding
  indirectly paid expenses               -            -            -                -
 Total expenses excluding
  waivers and
  reimbursements                      0.83%        0.83%        0.83%            0.86%(a)
 Net investment income                5.63%        5.32%        5.93%            6.49%(a)
Portfolio turnover rate                 73%          69%          49%              65%
Net assets end of period
 (thousands)                       $95,961    $  91,724    $  86,892      $    66,695

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The Fund changed its fiscal year from August 31 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                  Intermediate Term Government Securities Fund




                              Financial Highlights

                (For a share outstanding throughout each period)



                                                                                                      May 2, 1995
                                                                                                     (Commencement
                                           Six Months Ended                                       of Class Operations)
                                          December 31, 1997     Year Ended     Ten Months Ended         through
                                             (Unaudited)      June 30, 1997   June 30, 1996 (c)     August 31, 1995
 CLASS A SHARES
Net asset value beginning of period         $     10.02        $    9.99        $     10.15           $     9.95
                                            ===========        =========        ===========           ==========
Income from investment operations
Net investment income                              0.28 (d)         0.55               0.46                 0.19
Net realized and unrealized gain (loss)
 on investments                                    0.16             0.03          (    0.16)                0.20
                                            -----------        ---------        -----------           ----------
Total from investment operations                   0.44             0.58               0.30                 0.39
                                            -----------        ---------        -----------           ----------
Less distributions from
Net investment income                         (    0.28)         (   0.55)        (    0.46)            (   0.19)
                                            -----------        ----------       -----------           ----------
Total distributions                           (    0.28)         (   0.55)        (    0.46)            (   0.19)
                                            -----------        ----------       -----------           ----------
Net asset value end of period               $     10.18        $   10.02        $      9.99           $    10.15
                                            ===========        ==========       ===========           ==========
Total return (b)                                   4.40%             6.00%             3.00%                3.90%
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                    0.91%(a)          0.86%             0.81%(a)             0.80%(a)
 Total expenses excluding indirectly
  paid expenses                                    0.91%(a)          0.86%                -                    -
 Total expenses excluding waivers
  and reimbursements                               1.10%(a)          0.94%             1.06%(a)             1.34%(a)
 Net investment income                             5.40%(a)          5.47%             5.49%(a)             5.42%(a)
Portfolio turnover rate                              22%               68%               28%                  45%
Net assets end of period (thousands)        $       516        $      571       $       497           $        9


                                                                                                February 9, 1996
                                                                                                 (Commencement
                                                           Six Months Ended                   of Class Operations)
                                                          December 31, 1997     Year Ended          through
                                                             (Unaudited)      June 30, 1997      June 30, 1996
 CLASS B SHARES
Net asset value beginning of period                         $     10.02        $    9.99         $     10.38
                                                            ===========        =========         ===========
Income from investment operations
Net investment income                                              0.22 (d)         0.45                0.18
Net realized and unrealized gain (loss) on investments             0.17             0.04           (    0.39)
                                                            -----------        ---------         -----------
Total from investment operations                                   0.39             0.49           (    0.21)
                                                            -----------        ---------         -----------
Less distributions from
Net investment income                                         (    0.23)         (   0.46)         (    0.18)
                                                            -----------        ----------        -----------
Total distributions                                           (    0.23)         (   0.46)         (    0.18)
                                                            -----------        ----------        -----------
Net asset value end of period                               $     10.18        $   10.02         $      9.99
                                                            ===========        ==========        ===========
Total return (b)                                                   3.93%             5.03%         (    1.99)%
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                    1.85%(a)          1.81%              1.80%(a)
 Total expenses excluding indirectly paid expenses                 1.84%(a)          1.81%                 -
 Total expenses excluding waivers and reimbursements               1.84%(a)          1.89%              1.91%(a)
 Net investment income                                             4.47%(a)          4.53%              4.62%(a)
Portfolio turnover rate                                              22%               68%                28%
Net assets end of period (thousands)                        $       835        $      742        $       359

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The Fund changed its fiscal year end from August 31 to June 30.
(d) Calculation based on average shares outstanding.









                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                 Intermediate Term Government Securities Fund




                             Financial Highlights

                (For a share outstanding throughout each period)


                                                                                                   April 10,1996
                                                                                                   (Commencement
                                                            Six Months Ended                    of Class Operations)
                                                           December 31, 1997      Year Ended          through
                                                              (Unaudited)       June 30, 1997      June 30, 1996
 CLASS C SHARES
Net asset value beginning of period                         $      10.02           $  9.99         $      10.01
                                                            ============           =======         ============
Income from investment operations
Net investment income                                               0.22 (c)         0.40                  0.11
Net realized and unrealized gain (loss) on investments              0.17             0.09            (     0.02)
                                                            ------------           -------         ------------
Total from investment operations                                    0.39             0.49                  0.09
                                                            ------------           -------         ------------
Less distributions from
Net investment income                                          (    0.23)           ( 0.46)          (     0.11)
                                                            ------------           -------         ------------
Total distributions                                            (    0.23)           ( 0.46)          (     0.11)
                                                            ------------           -------         ------------
Net asset value end of period                               $      10.18           $ 10.02         $       9.99
                                                            ============           =======         ============
Total return (b)                                                    3.93%             5.03%                0.89%
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                     1.85% (a)         1.81%                1.80%(a)
 Total expenses excluding indirectly paid expenses                  1.85%(a)          1.81%                   -
 Total expenses excluding waivers and reimbursements                1.85%(a)          1.90%                1.91%(a)
 Net investment income                                              4.59%(a)          4.53%                4.47%(a)
Portfolio turnover rate                                               22%               68%                  28%
Net assets end of period (thousands)                        $        123           $    12         $         32

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares outstanding.







                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                 Intermediate Term Government Securities Fund




                             Financial Highlights

                (For a share outstanding throughout each period)


                                   Six Months
                                     Ended                            Ten Months
                               December 31, 1997     Year Ended          Ended
                                  (Unaudited)      June 30, 1996   June 30, 1996 (b)
 CLASS Y SHARES
Net asset value beginning
 of period                       $     10.02          $  9.99        $     10.15
                                 ===========          =======        ===========
Income from investment
 operations
Net investment income                   0.28 (c)        0.56                0.46
Net realized and unrealized
 gain (loss) on investments             0.16            0.03            (   0.16)
                                 -----------          -------        -----------
Total from investment
 operations                             0.44            0.59                0.30
                                 -----------          -------        -----------
Less distributions from
Net investment income               (   0.28)          ( 0.56)          (   0.46)
Net realized gain on
 investments                               0                0                  0
                                 -----------          -------        -----------
Total distributions                 (   0.28)          ( 0.56)          (   0.46)
                                 -----------          -------        -----------
Net asset value end of
 period                          $     10.18          $ 10.02        $      9.99
                                 ===========          =======        ===========
Total return                            4.45%            6.08%              3.00%
Ratios/Supplemental Data
Ratios to average net
 assets
 Total expenses                         0.85%(a)         0.81%              0.80%(a)
 Total expenses excluding
  indirectly paid expenses              0.85%(a)         0.81%                 -
 Total expenses excluding
  waivers and
  reimbursements                        0.85%(a)         0.89%              0.87%(a)
 Net investment income                  5.46%(a)         5.52%              5.47%(a)
Portfolio turnover rate                   22%              68%                28%
Net assets end of period
 (thousands)                     $    67,506          $71,588        $    87,004



                                                                       November 1, 1991
                                                                        (Commencement
                                                                     of Class Operations)
                                      Year Ended August 31,                through
                                  1995        1994         1993        August 31, 1992
 CLASS Y SHARES
Net asset value beginning
 of period                     $  9.92      $  10.61     $  10.41       $     10.00
                               =======      ========     ========       ===========
Income from investment
 operations
Net investment income             0.55          0.54        0.57               0.48
Net realized and unrealized
 gain (loss) on investments       0.23       (  0.64)       0.24               0.40
                               -------      --------     --------       -----------
Total from investment
 operations                       0.78       (  0.10)       0.81               0.88
                               -------      --------     --------       -----------
Less distributions from
Net investment income            ( 0.55)     (  0.54)     (  0.58)         (   0.47)
Net realized gain on
 investments                          0      (  0.05)     (  0.03)                0
                               --------     --------     --------       -----------
Total distributions              ( 0.55)     (  0.59)     (  0.61)         (   0.47)
                               --------     --------     --------       -----------
Net asset value end of
 period                        $ 10.15      $   9.92     $  10.61       $     10.41
                               ========     ========     ========       ===========
Total return                       8.16%     (  0.99%)       8.03%             9.04%
Ratios/Supplemental Data
Ratios to average net
 assets
 Total expenses                    0.70%        0.55%        0.55%             0.55%(a)
 Total expenses excluding
  indirectly paid expenses            -            -            -                 -
 Total expenses excluding
  waivers and
  reimbursements                   0.84%        0.82%        0.83%             0.86%(a)
 Net investment income             5.54%        5.22%        5.48%             5.68%(a)
Portfolio turnover rate              45%          45%          31%               47%
Net assets end of period
 (thousands)                   $106,066     $106,448     $119,172       $    87,648

(a) Annualized.
(b) The Fund changed its fiscal year end from August 31 to June 30.
(c) Calculation based on average shares outstanding.









                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Short Intermediate Bond Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                                                             Six Months
                                                                Ended         Year Ended June 30,
                                                          December 31,1997
                                                             (Unaudited)        1997        1996
 CLASS A SHARES
Net asset value beginning of period                         $     9.83        $  9.82    $  10.02
                                                            ==========        =======    ========
Income from investment operations
Net investment income                                             0.32          0.63         0.63
Net realized and unrealized gain (loss) on investments            0.03          0.02       (  0.19)
                                                            ----------        -------    ---------
Total from investment operations                                  0.35          0.65         0.44
                                                            ----------        -------    ---------
Less distributions from
Net investment income                                          (  0.31)        ( 0.64)     (  0.64)
In excess of net investment income                                   0              0            0
Net realized gain on investments                                     0              0            0
                                                            ----------        -------    ---------
Total distributions                                            (  0.31)        ( 0.64)     (  0.64)
                                                            ----------        -------    ---------
Net asset value end of period                               $     9.87        $  9.83    $   9.82
                                                            ==========        =======    =========
Total return (b)                                                  3.59%          6.77%        4.45%
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                   0.77%(a)       0.72%        0.79%
 Total expenses excluding indirectly paid expenses                0.77%(a)       0.72%           -
 Total expenses excluding waivers and reimbursements              0.77%(a)          -            -
 Net investment income                                            6.17%(a)       6.37%        6.35%
Portfolio turnover rate                                             38%            45%          76%
Net assets end of period (thousands)                        $   16,193        $17,703    $  18,630



                                                             Six Months
                                                               Ended        Year Ended December 31,
                                                          June 30,1995 (c)     1994         1993
 CLASS A SHARES
Net asset value beginning of period                         $     9.52      $   10.42    $  10.41
                                                            ==========      =========    ========
Income from investment operations
Net investment income                                             0.32           0.65        0.65
Net realized and unrealized gain (loss) on investments            0.50        (  0.91)       0.19
                                                            ----------      ---------    --------
Total from investment operations                                  0.82        (  0.26)       0.84
                                                            ----------      ---------    --------
Less distributions from
Net investment income                                          (  0.32)       (  0.64)     (  0.65)
In excess of net investment income                                   0              0            0
Net realized gain on investments                                     0              0      (  0.18)
                                                            ----------      ---------    ---------
Total distributions                                            (  0.32)       (  0.64)     (  0.83)
                                                            ----------      ---------    ---------
Net asset value end of period                               $    10.02      $    9.52    $  10.42
                                                            ==========      =========    =========
Total return (b)                                                  8.77%       (  2.57%)       8.29%
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                   0.77%(a)       0.75%        0.93%
 Total expenses excluding indirectly paid expenses                   -              -            -
 Total expenses excluding waivers and reimbursements                 -              -            -
 Net investment income                                            6.58%(a)       6.46%        6.15%
Portfolio turnover rate                                             34%            48%          73%
Net assets end of period (thousands)                        $   18,898      $  19,127    $  22,865


                                                         Year Ended December 31,
                                                             1992         1991
 CLASS A SHARES
Net asset value beginning of period                       $  10.54      $  9.99
                                                          ========      =======
Income from investment operations
Net investment income                                         0.71        0.73
Net realized and unrealized gain (loss) on investments      (  0.06)      0.60
                                                          ---------     -------
Total from investment operations                              0.65        1.33
                                                          ---------     -------
Less distributions from
Net investment income                                       (  0.67)     ( 0.70)
In excess of net investment income                                0      ( 0.01)
Net realized gain on investments                            (  0.11)     ( 0.07)
                                                          ---------     -------
Total distributions                                         (  0.78)     ( 0.78)
                                                          ---------     -------
Net asset value end of period                             $  10.41      $ 10.54
                                                          =========     =======
Total return (b)                                               6.39%      13.74%
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                0.90%       0.80%
 Total expenses excluding indirectly paid expenses                -           -
 Total expenses excluding waivers and reimbursements              -        0.89%
 Net investment income                                         6.79%       7.30%
Portfolio turnover rate                                          66%         53%
Net assets end of period (thousands)                      $  21,488     $17,680



                                                                                                 January 28,1989
                                                                                                (Commencement of
                                                               Nine Months           Year       Class Operations)
                                                                  Ended              Ended           through
                                                          December 31,1990 (d)   March 31,1990    March 31,1989
 CLASS A SHARES
Net asset value beginning of period                           $     9.72          $   9.50        $     9.70
                                                              ==========          ========        ==========
Income from investment operations
Net investment income                                               0.55              0.79              0.10
Net realized and unrealized gain (loss) on investments              0.24              0.20           (  0.14)
                                                              ----------          --------        ----------
Total from investment operations                                    0.79              0.99           (  0.04)
                                                              ----------          --------        ----------
Less distributions from
Net investment income                                            (  0.52)           (  0.77)         (  0.16)
In excess of net investment income                                     0                  0                0
Net realized gain on investments                                       0                  0                0
                                                              ----------          ---------       ----------
Total distributions                                              (  0.52)           (  0.77)         (  0.16)
                                                              ----------          ---------       ----------
Net asset value end of period                                 $     9.99          $   9.72        $     9.50
                                                              ==========          =========       ==========
Total return (b)                                                    8.31%             10.51%         (  0.31%)
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                     1.01%(a)           1.00%            1.78%(a)
 Total expenses excluding indirectly paid expenses                     -                  -                -
 Total expenses excluding waivers and reimbursements                1.82%(a)           1.50%               -
 Net investment income                                              7.53%(a)           7.57%            6.10%(a)
Portfolio turnover rate                                               27%                32%              18%
Net assets end of period (thousands)                          $   11,765          $   6,496       $   11,580

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The Fund changed its fiscal year end from December 31 to June 30.
(d) The Fund changed its fiscal year end from March 31 to December 31.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Short Intermediate Bond Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                                                 Six Months        Year Ended June 30,
                                                   Ended
                                             December 31, 1997
                                                (Unaudited)         1997         1996
 CLASS B SHARES
Net asset value beginning of period             $     9.85        $  9.84    $   10.04
                                                ==========        =======    =========
Income from investment operations
Net investment income                                 0.27          0.54          0.55
Net realized and unrealized gain (loss) on
 investments                                          0.03          0.01       (   0.19)
                                                ----------        -------    ----------
Total from investment operations                      0.30          0.55          0.36
                                                ----------        -------    ----------
Less distributions from
Net investment income                              (  0.26)        ( 0.54)     (   0.56)
Net realized gain on investments                         0              0             0
                                                ----------        -------    ----------
Total distributions                                (  0.26)        ( 0.54)     (   0.56)
                                                ----------        -------    ----------
Net asset value end of period                   $     9.89        $  9.85    $    9.84
                                                ==========        =======    ==========
Total return (b)                                      3.12%          5.78%         3.62%
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                       1.67%(a)       1.62%         1.69%
 Total expenses excluding indirectly paid
  expenses                                            1.67%(a)       1.62%            -
 Net investment income                                5.26%(a)       5.48%         5.45%
Portfolio turnover rate                                 38%            45%           76%
Net assets end of period (thousands)            $   20,433        $22,237    $   21,006



                                                                                     January 25, 1993
                                                                                      (Commencement
                                                Six Months                         of Class Operations)
                                                   Ended           Year Ended            through
                                             June 30,1995 (c)   December 31, 1994   December 31, 1993
 CLASS B SHARES
Net asset value beginning of period            $     9.54          $    10.44         $     10.57
                                               ==========          ==========         ===========
Income from investment operations
Net investment income                                0.28                0.58                0.58
Net realized and unrealized gain (loss) on
 investments                                         0.50            (   0.92)               0.05
                                               ----------          ----------         -----------
Total from investment operations                     0.78            (   0.34)               0.63
                                               ----------          ----------         -----------
Less distributions from
Net investment income                             (  0.28)           (   0.56)           (   0.58)
Net realized gain on investments                        0                   0            (   0.18)
                                               ----------          ----------         -----------
Total distributions                               (  0.28)           (   0.56)           (   0.76)
                                               ----------          ----------         -----------
Net asset value end of period                  $    10.04          $     9.54         $     10.44
                                               ==========          ==========         ===========
Total return (b)                                     8.31%           (   3.33%)              6.08%
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                      1.67%(a)            1.50%               1.57%(a)
 Total expenses excluding indirectly paid
  expenses                                              -                   -                   -
 Net investment income                               5.68%(a)            5.75%               5.42%(a)
Portfolio turnover rate                                34%                 48%                 73%
Net assets end of period (thousands)           $   17,366          $   17,625         $     8,876


                                                              Six Months        Year Ended June 30,
                                                                Ended
                                                          December 31, 1997
                                                             (Unaudited)         1997          1996
 CLASS C SHARES
Net asset value beginning of period                          $     9.85       $   9.84     $   10.05
                                                             ==========       ========     =========
Income from investment operations
Net investment income                                              0.26           0.54          0.55
Net realized and unrealized gain (loss) on investments             0.04           0.01       (   0.20)
                                                             ----------       --------     ----------
Total from investment operations                                   0.30           0.55          0.35
                                                             ----------       --------     ----------
Less distributions from
Net investment income                                           (  0.26)        (  0.54)     (   0.56)
                                                             ----------       ---------    ----------
Total distributions                                             (  0.26)        (  0.54)     (   0.56)
                                                             ----------       ---------    ----------
Net asset value end of period                                $     9.89       $   9.85     $    9.84
                                                             ==========       =========    ==========
Total return (b)                                                   3.12%           5.77%         3.51%
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                    1.67%(a)        1.62%         1.69%
 Total expenses excluding indirectly paid expenses                 1.67%(a)        1.62%            -
 Net investment income                                             5.28%(a)        5.47%         5.46%
Portfolio turnover rate                                              38%             45%           76%
Net assets end of period (thousands)                         $      897       $   1,029    $    1,155



                                                                              September 6, 1994
                                                                                (Commencement
                                                             Six Months      of Class Operations)
                                                                Ended              through
                                                          June 30, 1995 (c)   December 31, 1994
 CLASS C SHARES
Net asset value beginning of period                         $     9.55           $     9.85
                                                            ==========           ==========
Income from investment operations
Net investment income                                             0.26                 0.18
Net realized and unrealized gain (loss) on investments            0.50              (  0.30)
                                                            ----------           ----------
Total from investment operations                                  0.76              (  0.12)
                                                            ----------           ----------
Less distributions from
Net investment income                                          (  0.26)             (  0.18)
                                                            ----------           ----------
Total distributions                                            (  0.26)             (  0.18)
                                                            ----------           ----------
Net asset value end of period                               $    10.05           $     9.55
                                                            ==========           ==========
Total return (b)                                                  8.23%             (  1.27)%
Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                   1.67%(a)             1.65%(a)
 Total expenses excluding indirectly paid expenses                   -                    -
 Net investment income                                            5.69%(a)             5.87%(a)
Portfolio turnover rate                                             34%                  48%
Net assets end of period (thousands)                        $      527           $      512

(a)  Annualized.
(b) Excluding applicable sales charges.
(c) The Fund changed its fiscal year end from December 31 to June 30.







                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Short Intermediate Bond Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                               Six Months       Year Ended June 30,
                                 Ended
                           December 31, 1997
                              (Unaudited)         1997        1996
 CLASS Y SHARES
Net asset value
 beginning of period          $     9.83       $  9.82      $  10.02
                              ==========       =======      ========
Income from
 investment operations
Net investment income               0.32          0.64         0.64
Net realized and
 unrealized gain (loss)
 on investments                     0.03          0.02       (  0.19)
                              ----------       -------      --------
Total from investment
 operations                         0.35          0.66         0.45
                              ----------       -------      --------
Less distributions from
Net investment income            (  0.31)        ( 0.65)     (  0.65)
In excess of net
 investment income                     0              0            0
Net realized gain on
 investments                           0              0            0
                              ----------       --------     --------
Total distributions              (  0.31)        ( 0.65)     (  0.65)
                              ----------       --------     --------
Net asset value end of
 period                       $     9.87       $  9.83      $   9.82
                              ==========       ========     ========
Total return                        3.64%          6.88%        4.63%
Ratios/Supplemental
 Data
Ratios to average net
 assets
 Total expenses                     0.67%(a)       0.62%        0.69%
 Total expenses
  excluding indirectly
  paid expenses                     0.67%(a)       0.62%           -
 Net investment
  income                            6.28%(a)       6.48%        6.45%
Portfolio turnover rate               38%            45%          76%
Net assets end of
 period (thousands)           $  357,986       $357,706     $352,095



                                                                                      January 4, 1991
                                                                                     (Commencement of
                              Six Months                                             Class Operations)
                                 Ended              Year Ended December 31,               through
                           June 30, 1995 (b)     1994         1993         1992      December 31, 1991
 CLASS Y SHARES
Net asset value
 beginning of period          $    9.52        $  10.43     $  10.41     $  10.54      $     10.06
                              =========        ========     ========     ========      ===========
Income from
 investment operations
Net investment income              0.33            0.65        0.69         0.70              0.71
Net realized and
 unrealized gain (loss)
 on investments                    0.49         (  0.91)       0.19       (  0.02)            0.56
                              ---------        --------     --------     --------      -----------
Total from investment
 operations                        0.82         (  0.26)       0.88         0.68              1.27
                              ---------        --------     --------     --------      -----------
Less distributions from
Net investment income            ( 0.32)        (  0.65)     (  0.68)     (  0.70)        (   0.71)
In excess of net
 investment income                    0               0            0            0         (   0.01)
Net realized gain on
 investments                          0               0      (  0.18)     (  0.11)        (   0.07)
                              ---------        --------     --------     --------      -----------
Total distributions              ( 0.32)        (  0.65)     (  0.86)     (  0.81)        (   0.79)
                              ---------        --------     --------     --------      -----------
Net asset value end of
 period                       $   10.02        $   9.52     $  10.43     $  10.41      $     10.54
                              =========        ========     ========     ========      ===========
Total return                       8.80%        (  2.55%)       8.67%        6.64%           13.80%
Ratios/Supplemental
 Data
Ratios to average net
 assets
 Total expenses                    0.67%(a)        0.65%        0.66%        0.69%            0.69%(a)
 Total expenses
  excluding indirectly
  paid expenses                       -               -            -            -                -
 Net investment
  income                           6.68%(a)        6.56%        6.41%        6.67%            7.12%(a)
Portfolio turnover rate              34%             48%          73%          66%              53%
Net assets end of
 period (thousands)           $ 347,050        $345,025     $376,445     $324,068      $   256,254

(a)  Annualized.
(b) The Fund changed its fiscal year end from December 31 to June 30.





                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Capital Preservation and Income Fund




                            Schedule of Investments

                         December 31, 1997 (Unaudited)





      Principal
       Amount                                                 Value
ADJUSTABLE RATE MORTGAGE SECURITIES - 85.5%
                      FHLMC - 38.6%
$ 1,445,022           FHLMC Pool #605343, Cap 13.61%,
                      Margin 2.75%+ WTAL, Resets
                      Annually,
                      7.80%, 3/1/19 ...............     $ 1,498,308
  1,817,200           FHLMC Pool #605386, Cap 12.89%,
                      Margin 2.75%+ WTAL, Resets
                      Annually,
                      7.76%, 9/1/17 ...............       1,907,770
    666,992           FHLMC Pool #606541, Cap 13.56%,
                      Margin 2.79%+ WTAL, Resets
                      Annually,
                      7.69%, 3/1/21 ...............         698,988
  1,301,038           FHLMC Pool #606679, Cap 12.07%,
                      Margin 2.88%+ WTAL, Resets
                      Annually,
                      7.74%, 10/1/21 ..............       1,365,687
    429,238           FHLMC Pool #607352, Cap 13.62%,
                      Margin 2.75%+ WTAL, Resets
                      Annually,
                      7.87%, 4/1/22 ...............         452,043
    139,454           FHLMC Pool #645062, Cap 14.14%,
                      Margin 2.90%+ WTAL, Resets
                      Annually,
                      8.17%, 5/1/19 ...............         144,749
    359,355           FHLMC Pool #785114, Cap 13.29%,
                      Margin 2.75%+ WTAL, Resets
                      Annually,
                      7.91%, 7/1/19 ...............         374,178
     67,057           FHLMC Pool #785147, Cap 12.78%,
                      Margin 2.75%+ WTAL, Resets
                      Annually,
                      7.57%, 5/1/20 ...............          69,498
  2,447,164           FHLMC Pool #845039, Cap 12.47%,
                      Margin 2.81%+WTAL, Resets
                      Annually,
                      7.65%, 10/1/21 ..............       2,535,873
  1,404,282           FHLMC Pool #845063, Cap 12.09%,
                      Margin 2.83%+ WTAL, Resets
                      Annually,
                      7.80%, 11/1/21 ..............       1,459,576
  2,500,952           FHLMC Pool #845070, Cap 11.83%,
                      Margin 2.78%+ WTAL, Resets
                      Annually,
                      7.75%, 1/1/22 ...............       2,608,806
    419,890           FHLMC Pool #845082, Cap 12.52%,
                      Margin 2.69%+ WTAL, Resets
                      Annually,
                      7.56%, 3/1/22 ...............         433,011
  1,146,511           FHLMC Pool #846163, Cap 13.07%,
                      Margin 2.71%+ WTAL, Resets
                      Annually,
                      7.67%, 7/1/30 ...............       1,196,316
  2,442,275           FHLMC Pool #846298, Cap 13.04%,
                      Margin 2.68%+ WTAL, Resets
                      Annually,
                      7.42%, 8/1/22 ...............       2,539,209
    582,319           FHLMC Pool #865220, Cap 15.08%,
                      Margin 2.35%+ WTAL, Resets
                      Triennially,
                      8.37%, 4/1/20 ...............         603,975
                                                        -----------
                                                         17,887,987
                                                        -----------


      Principal
       Amount                                                 Value
ADJUSTABLE RATE MORTGAGE SECURITIES - continued
                       FNMA - 46.9%
$   299,647           FNMA Pool #062610, Cap 12.75%,
                      Margin 2.75%+ CMT, Resets
                      Annually,
                      8.00%, 6/1/18 ...............     $   314,021
    372,980           FNMA Pool #070033, Cap 14.31%,
                      Margin 2.59%+ CMT, Resets
                      Annually,
                      7.38%, 10/1/17 ..............         387,433
  1,554,783           FNMA Pool #070119, Cap 12.00%,
                      Margin 2.76%+ CMT, Resets
                      Annually,
                      7.72%, 11/1/17 ..............       1,618,918
    250,576           FNMA Pool #070327, Cap 12.95%,
                      Margin 2.75%+ CMT, Resets
                      Annually,
                      7.60%, 6/1/19 ...............         260,246
  3,475,375           FNMA Pool #090678, Cap 13.15%,
                      Margin 2.70%+ CMT, Resets
                      Annually,
                      7.75%, 9/1/18 ...............       3,666,520
    400,448           FNMA Pool #092086, Cap 15.55%,
                      Margin 2.75%+ CMT, Resets
                      Annually,
                      7.88%, 10/1/16 ..............         413,339
    825,195           FNMA Pool #094564, Cap 15.84%,
                      Margin 2.50%+ CMT, Resets
                      Annually,
                      7.55%, 1/1/16 ...............         847,756
  1,117,019           FNMA Pool #095405, Cap 13.65%,
                      Margin 2.73%+ CMT, Resets
                      Annually,
                      7.81%, 12/1/19 ..............       1,159,605
    494,557           FNMA Pool #102905, Cap 13.11%,
                      Margin 2.82%+ CMT, Resets
                      Annually,
                      7.74%, 7/1/20 ...............         519,824
    298,771           FNMA Pool #105007, Cap 13.33%,
                      Margin 2.75%+ CMT, Resets
                      Annually,
                      7.82%, 7/1/19 ...............         309,369
    281,931           FNMA Pool #117414, Cap 12.60%,
                      Margin 2.75%+ CMT, Resets
                      Annually,
                      7.39%, 3/1/19 ...............         293,076
    951,937           FNMA Pool #124015, Cap 13.24%,
                      Margin 2.57%+ CMT, Resets
                      Annually,
                      7.50%, 11/1/18 ..............         987,787
    922,195           FNMA Pool #124204, Cap 13.51%,
                      Margin 2.72%+ CMT, Resets
                      Annually,
                      7.62%, 1/1/22 ...............         968,452
  5,970,658           FNMA Pool #124289, Cap 13.46%,
                      Margin 2.67%+ CMT, Resets
                      Annually,
                      7.63%, 9/1/21 ...............       6,262,682
    771,491           FNMA Pool #124945, Cap 12.54%,
                      Margin 2.78%+ CMT, Resets
                      Annually,
                      7.39%, 1/1/31 ...............         804,881
    420,733           FNMA Pool #142963, Cap 11.03%,
                      Margin 2.63%+ CMT, Resets
                      Annually,
                      7.45%, 1/1/22 ...............         436,708

                                   EVERGREEN
                     Capital Preservation and Income Fund




                      Schedule of Investments (continued)

                         December 31, 1997 (Unaudited)




    Principal
     Amount                                              Value
ADJUSTABLE RATE MORTGAGE SECURITIES - continued

                FNMA - continued
 $  2,206,490   FNMA Pool #313663, Cap 12.96%,
                Margin 2.81%+ CMT, Resets
                Annually,
                7.59%, 5/1/22 ....................    $ 2,309,224
      143,066   FNMA Pool #391290, Cap 12.68%,
                Margin 2.71%+ CMT, Resets
                Annually,
                7.66%, 2/1/17 ....................        146,464
                                                      -----------
                                                       21,706,305
                                                      -----------
                Total Adjustable Rate Mortgage
                Securities
                (cost $39,213,957) ...............     39,594,292
                                                      -----------
FIXED RATE MORTGAGE SECURITIES - 6.1%

                 FHLMC - 1.0%
      426,465   FHLMC Pool #B00475,
                10.50%, 4/1/04 ...................        445,634
       19,718   FHMLC CMO, Series 11 Class 11C,
                (Est. Mat. 1998) (b),
                9.50%, 4/15/19 ...................         20,236
                                                      -----------
                                                          465,870
                                                      -----------
                  FNMA - 2.2%
      423,232   FNMA Pool #002497,
                11.00%, 1/1/16 ...................        471,392
      195,553   FNMA Pool #058442,
                11.00%, 1/1/18 ...................        214,770


    Principal
     Amount                                              Value
FIXED RATE MORTGAGE SECURITIES - continued

                FNMA - continued
 $    313,546   FNMA Pool #100051,
                9.50%, 4/1/05 ....................    $   329,615
                                                      -----------
                                                        1,015,777
                                                      -----------
                GNMA - 2.9%
    1,288,942   GNMA Pool #268164,
                10.25%, 11/15/29 .................      1,363,057
                Total Fixed Rate Mortgage Securities  -----------
                (cost $2,838,914).................      2,844,704
                                                      -----------
U.S. GOVERNMENT OBLIGATIONS - 5.5%
                U.S. Treasury Notes:
      500,000    5.88%, 11/30/01 .................        502,030
      625,000    6.25%, 8/31/02 ..................        637,794
    1,400,000    5.75%, 10/31/02 .................      1,401,316
                                                      -----------
                Total U.S. Government Obligations
                (cost $2,532,317) ................      2,541,140
                                                      -----------
REPURCHASE AGREEMENT - 2.9% (cost $1,349,000)
    1,349,000   Keystone Joint Repurchase Agreement,
                6.60% dated 12/31/97 due 1/2/98,
                maturity value $1,349,488 (a).....      1,349,000
                                                      -----------
                Total Investments
                (cost $45,934,188)...... 100.0%        46,329,136
                Other Assets and
                Liabilities - Net ......   0.0              1,713
                                         -----        ------------
                Net Assets ............. 100.0%       $46,330,849
                                         ======       ============

(a) The investments in repurchase agreements are in a joint trading account. The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at December 31, 1997.
(b) The estimated maturity of a Collateralized Mortgage Obligation (CMO) is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed dates.



Legend of Portfolio Abbreviations:
CMT 1, 3, or 5 year Constant Maturity Treasury Index
FHLMC Federal Home Loan Mortgage Corporation
FNMA Federal National Mortgage Corporation
GNMA Government National Mortgage Association
WTAL 1 to 3 year Weekly Treasury Average Lookback






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Intermediate Term Bond Fund




                            Schedule of Investments

                         December 31, 1997 (Unaudited)





       Principal
        Amount                                                         Value
ASSET-BACKED SECURITIES - 6.3%
      $  200,000        California Infrastructure PG&E,
                        Series 1997 1 Certificate,
                        Class A4,
                        6.16%, 6/25/03 .....................     $  200,625
                        Southern Pacific Secured
                        Assets Corp.:
       1,000,000         Series 1996-3, Class A4,
                        7.60%, 10/25/27 ....................      1,013,750
         500,000         Series 1997-4, Class A6,
                        6.74%, 1/25/28 .....................        496,862
                                                                 ----------
                        Total Asset-Backed Securities
                        (cost $1,679,173) ..................      1,711,237
                                                                 ----------
CORPORATE BONDS - 41.5%
                        Aerospace & Defense - 1.9%
         500,000        Northrop Grumman Corp., Note,
                        7.00%, 3/1/06 ......................        515,775
                                                                 ----------
                        Banks - 12.7%
         500,000        Amsouth Bancorporation,
                        Subordinated Debentures
                        Puttable 2005,
                        6.75%, 11/1/25 .....................        512,315
       1,250,000        Chase Manhattan Corp.,
                        Subordinated Notes,
                        9.38%, 7/1/01 ......................      1,367,687
       1,000,000        CIT Group Holdings Incorporated,
                        Medium Term Note,
                        Tranche Trust 00001,
                        9.25%, 3/15/01 .....................      1,086,020
         500,000        Southtrust Bank,
                        6.57%, 12/15/27 ....................        506,700
                                                                 ----------
                                                                  3,472,722
                                                                 ----------
                        Finance & Insurance - 9.0%
         500,000        International Lease Finance Corp.,
                        Note,
                        6.63%, 6/1/00 ......................        503,875
         500,000        Lehman Brothers Holdings, Inc.,
                        Note,
                        6.50%, 10/1/02 .....................        498,715
         875,000        Paine Webber Group, Inc.,
                        Senior Note,
                        8.25%, 5/1/02 ......................        931,184
         500,000        Prudential Insurance,
                        Note (a),
                        7.13%, 7/1/07 ......................        518,460
                                                                 ----------
                                                                  2,452,234
                                                                 ----------
                        Industrial Specialty Products &
                        Services - 9.5%
         500,000        Apache Finance Pty. Ltd.,
                        Guaranteed Note,
                        6.50%, 12/15/07 ....................        499,780
       1,000,000        Philip Morris Companies Inc.,
                        Senior Note,
                        7.20%, 2/1/07 ......................      1,030,430
       1,000,000        Transocean Offshore Inc, Note,
                        7.45%, 4/15/27 .....................      1,081,640
                                                                 ----------
                                                                  2,611,850
                                                                 ----------


       Principal
        Amount                                                         Value
CORPORATE BONDS - continued
                        Transportation - 5.7%
      $  950,000        Ford Motor Co., Debenture,
                        9.00%, 9/15/01 .....................     $1,034,712
         500,000        Norfolk Southern Corp., Note,
                        7.05%, 5/1/37 ......................        528,470
                                                                 ----------
                                                                  1,563,182
                                                                 ----------
                        Utilities - Telephone - 2.7%
         750,000        Frontier Corp.,
                        1997-1 Pass Through Asset Trust
                        Securities,
                        6.25%, 12/15/99....................         749,100
                                                                 ----------
                        Total Corporate Bonds
                        (cost $11,259,906) .................     11,364,863
                                                                 ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (b) - 29.9%
         500,000        Atlantic Coast Airlines Corp., Series
                        1997-1, Class1A (a)
                        7.20%, 1/1/14 ......................        508,835
         500,000        Chase Commercial Mortgage
                        Securities Corp., 1997-1
                        Passthrough Certificate Class B,
                        7.37%, 6/19/29 .....................        520,844
         431,500        Criimi Mae Financial Corp., Series 1,
                        Class A,
                        7.00%, 1/1/33 ......................        429,073
       1,000,000         Federal National Mortgage
                        Association, Series 1993-248,
                        Class SA, REMIC (c),
                        3.26%, 8/25/23 .....................        827,940
         653,517        GE Capital Mortgage Services
                        Incorporated, Series 1994-10, Class
                        A14, REMIC,
                        6.50%, 3/25/24 .....................        649,439
         989,845        Independent National Mortgage
                        Corp., 2026 Series 1997,
                        Class A (a)
                        7.85%, 12/26/26 ....................        998,407
         500,000        Merrill Lynch Trust, Series XXXV,
                        Class C,
                        8.45%, 11/1/18 .....................        532,965
         700,000        Morgan Stanley Capital I
                        Incorporated, 1997 C1 Class B,
                        7.69%, 1/15/07 .....................        753,375
         946,467        Paine Webber Mortgage Acceptance
                        Corp., Series 1993-4, Class M1,
                        7.50%, 5/25/23 .....................        958,002
         742,544        PNC Mortgage Securities Corp.,
                        Series 1997-4, Class 2PP1,
                        7.50%, 7/25/27 .....................        752,057
       1,250,000        Resolution Trust Corp., Series 1995-1,
                        Class A2C,
                        7.50%, 10/25/28 ....................      1,267,969
                                                                 ----------
                        Total Collateralized Mortgage
                        Obligations (cost $7,896,980) ......      8,198,906
                                                                 ----------

                                   EVERGREEN
                          Intermediate Term Bond Fund




                      Schedule of Investments (continued)

                         December 31, 1997 (Unaudited)




   Principal
    Amount                                            Value
U.S. AGENCY OBLIGATIONS - 6.6%
              Federal Home Loan Mortgage Corp.:
 $   994,432   7.08%, 1/1/98 ..................    $ 1,029,535
     750,000   Global Note,
              6.70%, 1/5/07 ...................        783,398
                                                   -----------
              Total U. S. Agency Obligations
              (cost $1,768,200) ...............      1,812,933
                                                   -----------
U.S. TREASURY OBLIGATIONS - 6.9% (cost $1,879,313)
   1,790,000  U.S. Treasury Notes,
              6.63%, 5/15/07 ..................      1,894,608
                                                   -----------


   Principal
    Amount                                            Value
FOREIGN BOND - (NON-US DOLLAR DENOMINATED) - 6.0%
              Nykredit:
  7,130,000
     DKK       6.00%, 10/1/26 .................    $ 1,014,052
  4,295,000
     DKK       7.00%, 10/1/29 .................        619,625
                                                   -----------
              Total Foreign Bond-(Non-US Dollar
              Denominated)
              (cost $1,604,634) ...............      1,633,677
                                                   -----------
              Total Investments
               (cost $26,088,206).....  97.2%       26,616,224
              Other Assets and
               Liabilities-Net .......   2.8           778,292
                                       -----       -----------
              Net Assets ............. 100.0%      $27,394,516
                                       ======      ===========


(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) The estimated maturity of a Collateralized Mortgage Obligation (CMO) is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.
(c) Inverse floater, resets monthly.



Legend of Portfolio Abbreviations:
DKK   Danish Krone
REMIC Real Estate Mortgage Investment Conduit




FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward Foreign Currency Exchange Contracts
                  to Sell
                                                 U.S. $ Value at      In Exchange     Net Unrealized
Exchange Date        Contracts to Deliver     December 31, 1997      for U.S. $      Appreciation
---------------   -------------------------- -------------------   -------------   ---------------
 1/14/98          4,162,000   Danish Krone          607,863              626,241         $18,378
 1/16/98          6,697,000   Danish Krone          978,204            1,005,103          26,899
                                                                                         -------
                                                                                         $45,277
                                                                                         =======

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Intermediate Term Bond Fund II




                            Schedule of Investments

                         December 31, 1997 (Unaudited)





      Principal
       Amount                                                        Value
CORPORATE BONDS - 17.3%
                      Banks - 4.8%
$  500,000            Cenfed Financial Corp.,
                      Senior Debenture (a),
                      11.17%, 12/15/01 ...................     $  560,625
   800,000            Harris Bancorp.,
                      9.38%, 6/1/01 ......................        876,250
 2,000,000            NationsBank Corp.,
                      8.13%, 6/15/02 .....................      2,147,330
 4,000,000            NBD Bank N.A.,
                      Subordinated Note,
                      8.25%, 11/1/24 .....................      4,749,712
                                                               ----------
                                                                8,333,917
                                                               ----------
                      Finance & Insurance - 7.4%
 6,500,000            Associates Corp. North America, Note,
                      5.96%, 5/15/37 .....................      6,618,969
 2,500,000            General Electric Capital Corp.,
                      6.72%, 12/17/07 ....................      2,508,505
 1,000,000            Goldman Sachs Group L.P. (a),
                      6.38%, 6/15/00 .....................      1,000,729
 1,500,000            Grand Metropolitan Investment Corp.,
                      6.50%, 9/15/99 .....................      1,514,306
 1,000,000            KFW International Finance,
                      Guaranteed Note,
                      8.85%, 6/15/99 .....................      1,045,202
                                                               ----------
                                                               12,687,711
                                                               ----------
                      Industrial Specialty Products &
                        Services - 3.0%
 2,000,000            Baxter International, Inc.,
                      9.25%, 12/15/99 ....................      2,112,946
   600,000            Deere & Co.,
                      8.95%, 6/15/19 .....................        717,509
 2,000,000            Jet Equipment Trust (a),
                      9.41%, 6/15/10 .....................      2,407,882
                                                               ----------
                                                                5,238,337
                                                               ----------
                       Utilities - 2.1%
 1,100,000            ALLTEL Corp.,
                      6.50%, 11/1/13 .....................      1,104,280
 2,000,000            Carolina Power & Light Co.,
                      8.63%, 9/15/21 .....................      2,457,978
                                                               ----------
                                                                3,562,258
                                                               ----------
                      Total Corporate Bonds
                      (cost $28,290,350)..................     29,822,223
                                                               ----------
MORTGAGE-BACKED SECURITIES - 33.6%
                      Contimortgage Home Equity
                      Loan Trust:
 3,825,000             6.26%, 7/15/12 ....................      3,826,147
 3,113,986              6.37%, 3/15/08 ...................      3,114,360
                      Federal Home Loan Mortgage Corp.:
 1,820,207              7.50%, 5/1/09 ....................      1,870,833
 1,118,623             8.00%, 10/1/25 ....................      1,159,844
 2,857,320             6.47%, 10/1/07 ....................      2,891,684
 1,725,875             6.55%, 3/22/98 ....................      1,786,850
                      Federal National Mortgage Association:
 1,839,972             6.56%, 10/1/07 ....................      1,892,393
   941,798             6.69%, 3/13/98 ....................        974,637
 1,591,126             6.21%, 10/1/07 ....................      1,620,926
 1,820,250             6.48%, 10/1/07 ....................      1,837,633


      Principal
       Amount                                                        Value
MORTGAGE-BACKED SECURITIES - continued
$3,600,000            Federal National Mortgage
                      Association, MTN,
                       6.92%, 3/19/07 ....................     $3,823,024
 9,437,555            Federal National Mortgage
                      Association, REMIC,
                       5.50%, 2/25/15 ....................      9,403,391
                      Government National Mortgage
                      Association:
 7,556,990             6.50%, 1/1/98 - 3/15/26 ...........      7,651,830
 4,822,973             7.00%, 10/1/07 - 6/20/26 ..........      4,904,863
 2,554,969             7.13%, 10/1/07 ....................      2,620,044
 3,468,409             7.50%, 9/15/23 - 3/15/26 ..........      3,558,483
 2,872,292             8.00%, 10/15/24 ...................      2,981,798
 1,107,003             9.00%, 4/15/20 - 8/15/21 ..........      1,185,185
   493,769             9.50%, 2/15/21 ....................        534,813
   143,106            Paine Webber Trust P-3,
                      9.00%, 10/1/12 .....................        143,101
                                                               ----------
                      Total Mortgage-Backed Securities
                      (cost $57,189,450) .................     57,781,839
                                                               ----------
U. S. AGENCY OBLIGATIONS -  1.7%
  (cost $2,659,683)
 2,500,000            Farm Credit Systems Financial
                      Assistance Co.,
                      8.80%, 6/10/05 .....................      2,915,815
                                                               ----------
U.S. TREASURY OBLIGATIONS - 25.2%
                      U.S. Treasury Bonds:
24,380,000             6.88%, 8/15/25 ....................     27,183,724
 1,400,000             8.75%, 5/15/17 ....................      1,835,313
 3,950,000             8.88%, 8/15/17 ....................      5,242,393
                      U.S. Treasury Notes:
 1,400,000             5.13%, 12/31/98 ...................      1,393,877
 6,100,000             6.38%, 1/15/99 ....................      6,145,756
 1,600,000             8.25%, 7/15/98 ....................      1,623,501
                                                               ----------
                      Total U. S. Treasury Obligations
                      (cost $40,840,045) .................     43,424,564
                                                               ----------
YANKEE OBLIGATIONS - 16.4%
                      Bayerische Landesbank
                      Girozen New York:
 2,500,000             Tranche Sr 00001,
                      6.38%, 8/31/00 .....................      2,528,920
 2,000,000             Tranche Trust 00007,
                      6.20%, 2/9/06 ......................      1,991,014
 3,000,000             Hydro-Quebec,
                      8.00%, 2/1/13 ......................      3,382,467
 3,500,000            Japan Finance Corp.
                      Municipal Enterprises,
                      Guaranteed Bond,
                      6.85%, 4/15/06 .....................      3,645,093
                      Korea Development Bank:
 2,200,000             6.63%, 11/21/03 ...................      1,771,464
 2,325,000             7.13%, 9/17/01 ....................      1,980,874
 2,000,000            Manitoba Province (Canada),
                      8.00%, 4/15/02 .....................      2,135,880
   800,000            Petro Canada Ltd.,
                      8.60%, 1/15/10 .....................        957,568
 5,300,000            Philips Electers N V,
                      Debenture,
                      7.13%, 5/15/25 .....................      5,635,856

                                   EVERGREEN
                         Intermediate Term Bond Fund II




                      Schedule of Investments (continued)

                         December 31, 1997 (Unaudited)




    Principal
     Amount                                               Value
YANKEE OBLIGATIONS - continued
                Svenska Handelsbanken,
 $  2,000,000    8.13%, 8/15/07 ..................    $  2,235,422
    1,000,000    8.35%, 7/15/04 ..................       1,110,531
      700,000   Westpac Banking,
                Subordinated Debenture,
                9.13%, 8/15/01 ...................         764,371
                                                      ------------
                Total Yankee Obligations
                (cost $27,023,148)................      28,139,460
                                                      ------------


    Principal
     Amount                                               Value
REPURCHASE AGREEMENT - 4.6% (cost $7,964,035)
 $  7,964,035   Donaldson, Lufkin & Jenrette
                Securities Corp., 6.50% dated
                12/31/97, due 1/02/98,
                maturity value $7,966,911 (b) ....    $  7,964,035
                                                      ------------
                Total Investments
                (cost $163,966,711) .....  98.8%       170,047,936
                Other Assets and
                Liabilities - Net .......   1.2          2,094,710
                                          -----       ------------
                Net Assets .............. 100.0%      $172,142,646
                                          ======      ============

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Collateralized by $5,699,000 U.S. Treasury Notes, 6.00% to 6.75%, due 3/31/98 to 4/30/00, value, including accrued interest, $5,811,848; $1,760,000
 U.S. Treasury Bonds, 7.125% to 8.125%, due 8/15/21 to 2/15/23, value, including accrued interest, $2,056,690; and $255,000 U.S. Treasury Bills 01/08/98, value $254,788.



Legend of Portfolio Abbreviations:

MTN   Medium Term Note
REMIC Real Estate Mortgage Investment Conduit







                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                 Intermediate Term Government Securities Fund




                            Schedule of Investments

                         December 31, 1997 (Unaudited)





    Principal
     Amount                                             Value
MORTGAGE-BACKED SECURITIES - 38.2%
 $  5,000,000   Federal Home Loan Mortgage Corp.,
                5.60%, 2/15/13 .................    $ 4,988,515
    3,860,212   Federal Home Loan Mortgage Corp.
                Gold,
                9.00%, 1/1/17 ..................      4,171,461
                Federal National Mortgage Assn.:
    3,000,000    6.50%, 6/25/22 ................      3,024,870
    3,544,018    7.00%, 3/1/24 .................      3,587,928
    2,000,000    7.50%, 2/11/02 ................      2,113,596
    3,979,606    6.37%, 3/1/06 .................      3,989,058
    3,500,000    6.40%, 12/1/07 ................      3,511,900
    1,000,000   U.S. Department of Veteran
                Affairs,
                7.00%, 5/15/12 .................      1,006,500
                                                    -----------
                Total Mortgage-Backed Securities
                (cost $25,923,245) .............     26,393,828
                                                    -----------
U.S. AGENCY OBLIGATIONS - 5.2%
    1,300,000   Federal Home Loan Bank,
                8.60%, 1/25/00 .................      1,369,755
    2,000,000   Federal National Mortgage Assn.,
                7.88%, 2/24/05 .................      2,216,782
                                                    -----------
                Total U. S. Agency Obligations
                (cost $3,322,332) ..............      3,586,537
                                                    -----------


    Principal
     Amount                                             Value
U.S. TREASURY OBLIGATIONS - 55.2%
                U.S. Treasury Notes:
 $  4,500,000    5.50%, 2/28/99 ................    $ 4,492,971
    5,800,000    5.88%, 1/31/99 ................      5,814,731
    3,400,000    6.00%, 9/30/98 ................      3,411,689
    1,500,000    6.13%, 12/31/01 ...............      1,520,626
    2,000,000    6.25%, 7/31/98 ................      2,008,752
    4,000,000    6.38%, 7/15/99 ................      4,043,752
    2,000,000    6.63%, 5/15/07 ................      2,118,126
    1,000,000    6.75%, 4/30/00 ................      1,023,126
    2,300,000    7.00%, 7/15/06 ................      2,484,002
    4,000,000    7.50%, 10/31/99................      4,125,004
    2,000,000    7.50%, 11/15/01 ...............      2,121,876
    2,500,000    7.88%, 11/15/04 ...............      2,795,315
      700,000    7.88%, 4/15/98 ................        705,032
    1,300,000    8.50%, 11/15/00 ...............      1,395,470
                                                    -----------
                Total U. S. Treasury Obligations
                (cost $37,458,100) .............     38,060,472
                                                    -----------
                Total Investments
                (cost $66,703,677).....  98.6%       68,040,837
                Other Assets and
                Liabilities - Net .....   1.4           939,935
                                        -----       -----------
                Net Assets ............ 100.0%      $68,980,772
                                        ======      ===========

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Short Intermediate Bond Fund




                            Schedule of Investments

                         December 31, 1997 (Unaudited)





      Principal
       Amount                                        Value
ASSET-BACKED SECURITIES - 11.6%
$ 3,754,036           Advanta Home Equity
                      Loan Trust,
                      7.20%, 11/25/08 ....     $3,817,742
   367,247            Bank of West Trust,
                      9.50%, 2/15/05 .....        366,902
 4,000,000            Carco Auto Loan Master
                      Trust,
                      6.69%, 8/15/04 .....      4,045,960
 1,750,000            Case Equipment Loan
                      Trust,
                      1995 Class B,
                      6.45%, 9/15/02 .....      1,763,632
 2,500,000            Continental Airlines
                      Pass Through Trust,
                      1997 1B,
                      7.46%, 4/1/13 ......      2,636,000
 1,764,324            EQCC Home Equity Loan
                      Trust,
                      5.82%, 9/15/09 .....      1,759,278
 1,261,166            First Bank Auto
                      Receivable,
                      8.30%, 1/15/00 .....      1,271,545
 1,942,182            First Security Auto
                      Grantor Trust,
                      6.25%, 1/15/01 .....      1,947,232
   161,710            Fleet Financial Home
                      Equity Trust,
                      6.70%, 10/15/06 ....        162,367
 5,652,345            Fleetwood Credit
                      Grantor Trust,
                      4.95%, 8/15/08 .....      5,581,973
 5,000,000            Iroquois Trust,
                      6.68%, 11/10/03 ....      5,035,156
 5,000,000            Life Financial Home
                      Loan Owner Trust,
                      6.79%, 10/25/11 ....      5,025,500
 1,060,470            SCFC Recreational
                      Vehicle Loan Trust,
                      7.25%, 9/15/06 .....      1,064,171
                      Western Financial
                      Grantor Trust,
 1,599,201              6.20%, 2/1/02 ....      1,603,151
 3,603,954              5.88%, 3/1/02 ....      3,598,585
 6,237,535            Xerox Rental Equipment
                      Trust,
                      Series 1996 A (a),
                      6.20%, 3/26/97 .....      6,239,484
                                               ----------
                      Total Asset-Backed
                      Securities
                      (cost $45,462,472) .     45,918,678
                                               ----------
CORPORATE BONDS - 22.4%
                      Banks - 6.1%
 3,400,000            Abbey National PLC,
                      6.69%, 10/17/05 ....      3,432,038
 3,350,000            Amsouth
                      Bancorporation,
                      Debenture,
                      6.75%, 11/1/25 .....      3,394,157
 3,000,000            Cenfed Financial
                      Corporation, Senior
                      Debenture (a),
                      11.17%, 12/15/01 ...      3,363,750
 2,000,000            Chase Manhattan
                      Corporation,
                      Subordinated Note,
                      8.00%, 5/15/04 .....      2,056,960
                      First Chicago
                      Corporation,
                      Subordinated Note:
 4,000,000              9.00%, 6/15/99 ...      4,163,276
 2,000,000              9.20%, 12/17/01 ..      2,206,458
 5,000,000            First Security
                      Corporation,
                      6.40%, 2/10/03 .....      5,013,120
   500,000            Security Pacific
                      Corporation, Note,
                      10.45%, 5/8/01 .....        562,966
                                               ----------
                                               24,192,725
                                               ----------


      Principal
       Amount                                        Value
CORPORATE BONDS - continued
                      Finance &
                      Insurance - 12.3%
$2,000,000            American Express
                      Credit
                      Corporation, Step Up
                      Bond
                      (effective yield
                      5.57%) (b),
                      6.25%, 8/10/05 .....     $2,017,906
 3,000,000            Associated P&C
                      Holdings, Inc.,
                      Guaranteed Senior Note
                      (a),
                      6.75%, 7/15/03 .....      2,961,999
 3,000,000            Bear Stearns Co.,
                      Inc.,
                      7.63%, 4/15/00 .....      3,096,093
 1,000,000            Horace Mann Educators
                      Corporation,
                      6.63%, 1/15/06 .....      1,001,893
                      Lehman Brothers
                      Holdings, Inc.:
 5,000,000              6.63%, 11/15/00 ..      5,041,225
 2,500,000              6.84%, 10/7/99 ...      2,522,292
 5,000,000              8.88%, 3/1/02 ....      5,426,065
                      Metropolitan Life
                      Insurance Co.,
                      Surplus Note (a):
 5,000,000              6.30%, 11/1/03 ...      4,925,525
 5,000,000              7.00%, 11/1/05 ...      5,104,715
 5,000,000            Money Store, Inc.,
                      7.88%, 9/15/00 .....      5,140,000
 7,000,000            Salomon Incorporated,
                      Note,
                      7.20%, 2/1/04 ......      7,249,242
 4,000,000            Traveler's Group,
                      Inc., Note,
                      6.88%, 6/1/25 ......      4,122,180
                                               ----------
                                               48,609,135
                                               ----------
                      Healthcare Products &
                       Services - 2.6%
10,000,000            Columbia/HCA
                      Healthcare
                      Corporation,
                      6.88%, 7/15/01 .....     10,023,300
                                               ----------
                      Industrial Specialty
                       Products &
                       Services - 1.4%
 5,000,000            GTE Corporation,
                      10.25%, 11/1/20 ....      5,666,650
                                               ----------
                      Total Corporate Bonds
                      (cost $86,866,697)..     88,491,810
                                               ----------
FOREIGN BONDS-(US DOLLAR DENOMINATED) - 7.2%
 5,000,000            Boral Limited
                      Australia Co., Medium
                      Term Notes (a),
                      7.90%, 11/19/99 ....      5,157,495
 6,000,000            Korea Development
                      Bank,
                      7.38%, 9/17/04 .....      4,924,836
 5,000,000            Korea Development Bank
                      (d),
                      7.25%, 5/15/06 .....      3,939,615
 6,000,000            National Bank of
                      Canada,
                      8.13%, 8/15/04 .....      6,529,920
 6,500,000            Petroliam Nasional
                      Berhad (a),
                      7.13%, 10/18/06 ....      6,044,402
 2,000,000            Ras Laffan Liquefied
                      Natural Gas (a),
                      7.69%, 9/15/06 .....      1,909,421
                                               ----------
                      Total Foreign Bonds -
                      (US Dollar
                      Denominated)
                      (cost $30,983,680) .     28,505,689
                                               ----------
MORTGAGE-BACKED SECURITIES - 37.4%
 3,150,000            Chase Commercial
                      Mortgage Security
                      Corporation,
                      6.90%, 11/19/28 ....      3,185,154
 2,799,847            CMC Securities
                      Corporation,
                      10.00%, 7/25/23 ....      2,944,109

                                   EVERGREEN
                         Short Intermediate Bond Fund




                      Schedule of Investments (continued)

                         December 31, 1997 (Unaudited)




   Principal
    Amount                                               Value
MORTGAGE-BACKED SECURITIES - continued
 $ 2,500,000  DLJ Mortgage Acceptance Corporation,
              7.95%, 6/18/03 ....................    $  2,653,125
              Federal Home Loan Mortgage
              Corporation:
   6,050,000   6.48%, 7/10/00 ...................       6,075,779
     305,337   6.75%, 2/15/04 ...................         305,190
   3,977,333   6.80%, 10/15/05 ..................       3,995,311
   2,000,000   6.97%, 6/16/05 ...................       2,034,164
   7,743,877   7.40%, 10/15/05 ..................       7,822,501
   2,200,000   7.99%, 3/23/05 ...................       2,211,044
     347,976   10.50%, 9/1/15 ...................         381,360
              Federal Housing Administration-
              Puttable Project Loans,
              GMAC 56,
   3,985,254   7.43%, 11/1/22 ...................       4,114,775
               Merrill Lynch 199,
   4,637,998   8.43%, 2/1/20 ....................       4,834,371
               Reilly 18,
   2,897,234   6.88%, 4/1/15 ....................       2,868,262
               Reilly 55,
   1,561,250   7.43%, 3/1/24 ....................       1,625,761
               Reilly 64,
  10,230,187   7.43%, 1/1/24 ....................      10,666,198
               USGI,
   5,290,511   7.43%, 7/1/22 ....................       5,525,568
              Federal National Mortgage
              Association:
   1,500,000   5.30%, 8/25/98 ...................       1,496,168
     500,000   6.00%, 12/15/00 ..................         497,958
   1,819,353   6.23%, 12/25/25 ..................       1,817,661
   7,500,000   6.64%, 6/19/00 ...................       7,525,342
   5,000,000   7.11%, 8/7/01 ....................       5,001,785
   2,500,000   7.65%, 5/4/05 ....................       2,517,133
   2,100,000   8.00%, 11/25/06 ..................       2,194,057
   9,000,000   8.10%, 4/25/25 ...................       9,382,959
   8,414,390   11.00%, 1/1/99 ...................       9,655,512
      38,214   14.00%, 6/1/11 ...................          44,059
              Federal National Mortgage Association
              Medium Term Notes:
   9,537,452   6.00%, 11/25/02 ..................       9,480,824
   4,999,177   6.02%, 4/14/98 ...................       5,005,526
   1,175,585  GCC Second Mortgage Trust,
              10.00%, 7/15/05 ...................       1,185,812
   4,621,736  Government National Mortgage
              Association,
              7.50%, 11/20/08 ...................       4,682,845
   4,000,000  Kidder Peabody Acceptance
              Corporation,
              6.65%, 2/1/06 .....................       4,086,920


   Principal
    Amount                                               Value
MORTGAGE-BACKED SECURITIES - continued
              Potomac Gurnee Finance Corporation:
 $ 2,465,980   6.89%, 12/21/26 ..................    $  2,531,772
   2,500,000   7.00%, 12/21/26 ..................       2,565,925
              Prudential Home Mortgage Securities:
   2,556,469   6.30%, 10/25/99 ..................       2,554,373
   4,788,537   6.50%, 10/25/08 ..................       4,779,534
   3,885,216  Prudential Securities Secured
              Financing
              Corporation,
              8.12%, 2/15/25 ....................       4,067,200
   5,524,190  Saxon Mortgage Securities
              Corporation,
              7.38%, 9/25/23 ....................       5,585,381
                                                     ------------
              Total Mortgage-Backed Securities
              (cost $145,559,298) ...............     147,901,418
                                                     ------------
U.S. AGENCY OBLIGATIONS - 0.8% (cost $3,150,000)
   3,150,000  Federal Home Loan Bank,
              Consolidated Bond,
              6.55%, 12/18/02 ...................       3,153,953
                                                     ------------
              Total U. S. Agency Obligations ....       3,153,953
                                                     ------------
U.S. TREASURY OBLIGATIONS - 18.6%
              U.S. Treasury Notes:
  17,500,000   6.13%, 8/15/07 ...................      17,992,205
  18,000,000   6.25%, 2/15/07 ...................      18,585,018
   4,980,000   7.00%, 7/15/06 ...................       5,378,405
   2,000,000   7.13%, 9/30/99 ...................       2,048,126
  11,000,000   7.75%, 11/30/99 ..................      11,409,068
  17,400,000   8.88%, 2/15/99 ...................      17,998,143
                                                     ------------
              Total U. S. Treasury Obligations
              (cost $75,131,553) ................      73,410,965
                                                     ------------
TAXABLE MUNICIPAL BOND - 0.8% (cost $2,885,285)
   2,900,000  Virginia State Housing Development
              Authority,
              7.00%, 1/1/14 .....................       3,028,151
                                                     ------------
COMMERCIAL PAPER - 0.9% (cost $3,658,503)
   3,671,000  Broadway Capital Corporation
              6.45%, 1/20/98 (e) ................       3,658,503
                                                     ------------
REPURCHASE AGREEMENT - 0.5% (cost $2,147,327)
   2,147,327  Donaldson, Lufkin & Jenrette
              Securities
              Corp., 5.60% dated 12/30/97, due
              01/02/98, maturity value
              $2,147,995 (c).....................       2,147,327
                                                     ------------
              Total Investments -
               (cost $395,844,815)..... 100.2%        396,216,494
              Other Assets and
               Liabilities - Net ...... ( 0.2)           (708,006)
                                        ------       ------------
              Net Assets .............. 100.0%       $395,508,488
                                        ======       ============

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Effective yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(c) Collateralized by $1,773,000 U.S. Treasury Notes, 5.625% to 7.125%, due 9/30/99 to 8/15/02, maturity value, including accrued interest - $1,849,661; $60,000 U.S. Treasury Bonds, 15,75%, due 11/15/01, maturity value, including accrued interest - $66,775; $238,000 U.S. Treasury Bills,
    2/12/98, value, including accrued interest - $231,898.
(d) Security on loan. See Note 3.
(e) Represents investment of cash collateral received for securities on loan.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds




                      Statements of Assets and Liabilities

                         December 31, 1997 (Unaudited)



                                                                    Capital     Intermediate
                                                                Preservation        Bond
                                                                    Fund            Fund
                                                               -------------- ---------------
Assets
 Investments at market value (identified
  cost - $45,934,188, $26,088,206, $163,966,711,
  $66,703,677 and $395,844,815, respectively).................  $ 46,329,136   $ 26,616,224
 Cash ........................................................            61              0
 Interest receivable .........................................       412,222        388,598
 Principal paydown receivable ................................       255,827              0
 Receivable for Fund shares sold .............................        34,328         89,647
 Receivable for investments sold .............................             0        534,194
 Unrealized appreciation on forward foreign currency
  contracts ..................................................             0         45,277
 Receivable for closed forward foreign currency contracts.....             0          1,165
 Prepaid expenses and other assets ...........................        25,269         39,773
--------------------------------------------------------------  ------------   ------------
   Total assets ..............................................    47,056,843     27,714,878
--------------------------------------------------------------  ------------   ------------
Liabilities
 Payable for investments purchased ...........................       505,238              0
 Payable for securities on loan ..............................             0              0
 Dividends payable ...........................................        88,464         56,609
 Payable for Fund shares redeemed ............................        84,301          5,331
 Accrued shareholders' reports expense .......................        22,336         26,921
 Distribution fee payable ....................................        13,154          1,335
 Advisory fee payable ........................................         7,667         23,759
 Due to related parties ......................................         1,880          4,183
 Accrued Trustees' fees and expenses .........................           419          1,326
 Due to custodian ............................................             0        194,893
 Accrued expenses and other liabilities ......................         2,535          6,005
--------------------------------------------------------------  ------------   ------------
   Total liabilities .................................. ......       725,994        320,362
------------------------------------------------------- ------  ------------   ------------
Net assets ...................................................  $ 46,330,849   $ 27,394,516
==============================================================  ============   ============
Net assets represented by
 Paid-in capital .............................................  $ 52,939,180   $ 30,648,839
 Undistributed net investment income (accumulated
  distributions in excess of net investment income) ..........       (94,780)       243,588
 Accumulated net realized loss on investments and
  foreign currency related transactions ......................    (6,908,499)    (4,070,541)
 Net unrealized appreciation on investments and foreign
  currency related transactions ..............................       394,948        572,630
--------------------------------------------------------------  ------------   ------------
   Total net assets ..........................................  $ 46,330,849   $ 27,394,516
--------------------------------------------------------------  ------------   ------------
Net assets consist of
 Class A .....................................................  $ 13,135,445   $  9,696,792
 Class B .....................................................    29,053,200     10,290,198
 Class C .....................................................     4,142,204      7,407,526
 Class Y .....................................................             -              -
--------------------------------------------------------------  ------------   ------------
                                                                $ 46,330,849   $ 27,394,516
--------------------------------------------------------------  ------------   ------------
Shares outstanding
 Class A .....................................................     1,341,858      1,061,819
 Class B .....................................................     2,965,838      1,125,211
 Class C .....................................................       423,208        810,318
 Class Y .....................................................             -              -
--------------------------------------------------------------  ------------   ------------
Net asset value per share
 Class A .....................................................  $       9.79   $       9.13
--------------------------------------------------------------  ------------   ------------
 Class A -  Offering price (based on sales charge
  of 3.25%) ..................................................  $      10.12   $       9.44
--------------------------------------------------------------  ------------   ------------
 Class B .....................................................  $       9.80   $       9.15
--------------------------------------------------------------  ------------   ------------
 Class C .....................................................  $       9.79   $       9.14
--------------------------------------------------------------  ------------   ------------
 Class Y .....................................................             -              -
--------------------------------------------------------------  ------------   ------------




                                                                 Intermediate    Intermediate        Short
                                                                     Bond         Government     Intermediate
                                                                   Fund II           Fund            Fund
                                                               --------------- --------------- ---------------
Assets
 Investments at market value (identified
  cost - $45,934,188, $26,088,206, $163,966,711,
  $66,703,677 and $395,844,815, respectively).................  $170,047,936    $ 68,040,837    $ 396,216,494
 Cash ........................................................             0          45,491                0
 Interest receivable .........................................     2,247,330         972,080        5,807,232
 Principal paydown receivable ................................             0               0                0
 Receivable for Fund shares sold .............................       419,095          49,300          426,206
 Receivable for investments sold .............................        34,861               0          300,476
 Unrealized appreciation on forward foreign currency
  contracts ..................................................             0               0                0
 Receivable for closed forward foreign currency contracts.....             0               0                0
 Prepaid expenses and other assets ...........................        21,839          24,082           48,160
--------------------------------------------------------------- ------------    ------------    -------------
   Total assets ..............................................   172,771,061      69,131,790      402,798,568
--------------------------------------------------------------- ------------    ------------    -------------
Liabilities
 Payable for investments purchased ...........................             0               0                0
 Payable for securities on loan ..............................             0               0        3,657,468
 Dividends payable ...........................................             0          45,240          958,531
 Payable for Fund shares redeemed ............................       486,519           1,141        2,204,723
 Accrued shareholders' reports expense .......................         5,109          42,370           13,166
 Distribution fee payable ....................................         1,195             968           16,170
 Advisory fee payable ........................................        87,649          40,263          168,410
 Due to related parties ......................................         3,576           3,909           11,506
 Accrued Trustees' fees and expenses .........................        15,308           6,461           20,717
 Due to custodian ............................................             0               0          224,862
 Accrued expenses and other liabilities ......................        29,059          10,666           14,527
--------------------------------------------------------------- ------------    ------------    -------------
   Total liabilities .................................. ......       628,415         151,018        7,290,080
------------------------------------------------------- ------- ------------    ------------    -------------
Net assets ...................................................  $172,142,646    $ 68,980,772    $ 395,508,488
--------------------------------------------------------------- ------------    ------------    -------------
Net assets represented by
 Paid-in capital .............................................  $169,614,998    $ 69,549,589    $ 411,625,789
 Undistributed net investment income (accumulated
  distributions in excess of net investment income) ..........        26,139           6,419           43,731
 Accumulated net realized loss on investments and
  foreign currency related transactions ......................    (3,579,716)     (1,912,396)     (16,532,711)
 Net unrealized appreciation on investments and foreign
  currency related transactions ..............................     6,081,225       1,337,160          371,679
--------------------------------------------------------------- ------------    ------------    -------------
   Total net assets ..........................................  $172,142,646    $ 68,980,772    $ 395,508,488
--------------------------------------------------------------- ------------    ------------    -------------
Net assets consist of
 Class A .....................................................  $  3,179,900    $    516,149    $  16,193,072
 Class B .....................................................     1,168,402         834,805       20,433,121
 Class C .....................................................        54,074         123,373          896,687
 Class Y .....................................................   167,740,270      67,506,445      357,985,608
--------------------------------------------------------------- ------------    ------------    -------------
                                                                $172,142,646    $ 68,980,772    $ 395,508,488
--------------------------------------------------------------- ------------    ------------    -------------
Shares outstanding
 Class A .....................................................       304,033          50,708        1,640,254
 Class B .....................................................       111,686          82,012        2,065,547
 Class C .....................................................         5,168          12,121           90,658
 Class Y .....................................................    16,037,542       6,632,149       36,263,191
--------------------------------------------------------------- ------------    ------------    -------------
Net asset value per share
 Class A .....................................................  $      10.46    $      10.18    $        9.87
--------------------------------------------------------------- ------------   -------------    -------------
 Class A -  Offering price (based on sales charge
  of 3.25%) ..................................................  $      10.81    $      10.52    $       10.20
--------------------------------------------------------------- ------------    ------------    -------------
 Class B .....................................................  $      10.46    $      10.18    $        9.89
--------------------------------------------------------------- ------------    ------------    -------------
 Class C .....................................................  $      10.46    $      10.18    $        9.89
--------------------------------------------------------------- ------------    ------------    -------------
 Class Y .....................................................  $      10.46    $      10.18    $        9.87
--------------------------------------------------------------- ------------    ------------    -------------


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds




                            Statements of Operations

                 Six Months Ended December 31, 1997 (Unaudited)


                                                                     Capital     Intermediate
                                                                 Preservation        Bond
                                                                     Fund            Fund
                                                                -------------- ---------------
Investment income
 Interest (net of foreign withholding taxes of $0, $1,938,
  $0, $0 and $0, respectively).................................   $1,708,027     $1,001,862
---------------------------------------------------------------   ----------     ----------
Expenses
 Distribution Plan expenses ...................................      189,641        101,495
 Management fee ...............................................      158,929         89,434
 Transfer agent fees ..........................................       46,005         32,282
 Registration and filing fees .................................       28,370         22,807
 Shareholders reports expense .................................       26,820         19,617
 Professional fees ............................................       11,292         13,317
 Custodian fees ...............................................        9,197          1,583
 Administrative services fees .................................        4,806          3,860
 Trustees' fees and expenses ..................................        2,102          1,157
 Other ........................................................          119          1,566
 Fee waivers and/or expense reimbursement .....................     (124,678)       (68,786)
---------------------------------------------------------------   ----------     ----------
  Total expenses ..............................................      352,603        218,332
 Less: Indirectly paid expenses ...............................         (599)          (290)
---------------------------------------------------------------   ----------     ----------
  Net expenses ................................................      352,004        218,042
---------------------------------------------------------------   ----------     ----------
 Net investment income ........................................    1,356,023        783,820
---------------------------------------------------------------   ----------     ----------
Net realized and unrealized gain (loss) on investments and
 foreign currency related transactions
  Net realized gain (loss) on:
  Investments .................................................       87,851        144,860
  Foreign currency related transactions .......................            0       (165,385)
---------------------------------------------------------------   ----------     ----------
 Net realized gain (loss) on investments and foreign
  currency related transactions ...............................       87,851        (20,525)
---------------------------------------------------------------   ----------     ----------
 Net change in unrealized appreciation (depreciation) on:
  Investments .................................................     (147,060)       634,430
  Foreign currency related transactions .......................            0          8,003
---------------------------------------------------------------   ----------     ----------
 Net change in unrealized appreciation (depreciation) on
  investments and foreign currency related transactions .......     (147,060)       642,433
---------------------------------------------------------------   ----------     ----------
 Net realized and unrealized gain (loss) on investments and
  foreign currency related transactions .......................      (59,209)       621,908
---------------------------------------------------------------   ----------     ----------
 Net increase in net assets resulting from operations .........   $1,296,814     $1,405,728
---------------------------------------------------------------   ----------     ----------



                                                                  Intermediate    Intermediate        Short
                                                                      Bond         Government     Intermediate
                                                                    Fund II           Fund            Fund
                                                                --------------- --------------- ---------------
Investment income
 Interest (net of foreign withholding taxes of $0, $1,938,
  $0, $0 and $0, respectively).................................   $5,564,512      $2,316,276      $13,829,983
----------------------------------------------------------------  ----------      ----------      -----------
Expenses
 Distribution Plan expenses ...................................       10,065           4,626          121,125
 Management fee ...............................................      510,150         219,052          995,999
 Transfer agent fees ..........................................        9,912           1,840          110,043
 Registration and filing fees .................................       19,278           2,339           33,760
 Shareholders reports expense .................................        5,109          42,370           19,773
 Professional fees ............................................       10,315           7,774           18,616
 Custodian fees ...............................................       21,832          11,547           77,763
 Administrative services fees .................................       29,005          12,396           67,623
 Trustees' fees and expenses ..................................       13,246           6,649            7,430
 Other ........................................................        2,596           8,211            4,476
 Fee waivers and/or expense reimbursement .....................       (2,964)           (547)               0
----------------------------------------------------------------  ----------      ----------      -----------
  Total expenses ..............................................      628,544         316,257        1,456,608
 Less: Indirectly paid expenses ...............................       (1,111)           (594)          (4,753)
----------------------------------------------------------------  ----------      ----------      -----------
  Net expenses ................................................      627,433         315,663        1,451,855
----------------------------------------------------------------  ----------      ----------      -----------
 Net investment income ........................................    4,937,079       2,000,613       12,378,128
================================================================  ==========      ==========      ===========
Net realized and unrealized gain (loss) on investments and
 foreign currency related transactions
  Net realized gain (loss) on:
  Investments .................................................      903,389         260,437         (532,970)
  Foreign currency related transactions .......................            0               0                0
----------------------------------------------------------------  ----------      ----------      -----------
 Net realized gain (loss) on investments and foreign
  currency related transactions ...............................      903,389         260,437         (532,970)
----------------------------------------------------------------  ----------      ----------      -----------
 Net change in unrealized appreciation (depreciation) on:
  Investments .................................................    3,798,465         866,365        2,291,232
  Foreign currency related transactions .......................            0               0                0
----------------------------------------------------------------  ----------      ----------      -----------
 Net change in unrealized appreciation (depreciation) on
  investments and foreign currency related transactions .......    3,798,465         866,365        2,291,232
----------------------------------------------------------------  ----------      ----------      -----------
 Net realized and unrealized gain (loss) on investments and
  foreign currency related transactions .......................    4,701,854       1,126,802        1,758,262
----------------------------------------------------------------  ----------      ----------      -----------
 Net increase in net assets resulting from operations .........   $9,638,933      $3,127,415      $14,136,390
---------------------------------------------------------------   ----------      ----------      -----------


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds




                      Statements of Changes in Net Assets

                 Six Months Ended December 31, 1997 (Unaudited)


                                                                    Capital      Intermediate
                                                                Preservation         Bond
                                                                    Fund             Fund
                                                              ---------------- ---------------
Operations
 Net investment income ......................................  $    1,356,023   $    783,820
 Net realized gain (loss) on investments and foreign
  currency related transactions .............................          87,851        (21,690)
 Net change in unrealized appreciation (depreciation) on
  investments and foreign currency related transactions .....        (147,060)       643,598
-------------------------------------------------------------  --------------   ------------
  Net increase in net assets resulting from operations ......       1,296,814      1,405,728
-------------------------------------------------------------  --------------   ------------
Distributions to shareholders from
 Net investment income
  Class A ...................................................        (444,246)      (307,179)
  Class B ...................................................        (803,044)      (291,440)
  Class C ...................................................        (107,700)      (184,400)
  Class Y ...................................................               0              0
-------------------------------------------------------------  --------------   ------------
  Total distributions to shareholders .......................      (1,354,990)      (783,019)
-------------------------------------------------------------  --------------   ------------
Capital share transactions
 Proceeds from shares sold ..................................       7,110,867      2,651,261
 Proceeds from reinvestment of distributions ................         908,221        460,930
 Payment for shares redeemed ................................     (14,449,750)    (5,307,968)
-------------------------------------------------------------  --------------   ------------
  Net increase (decrease) in net assets resulting from
   capital share transactions ...............................      (6,430,662)    (2,195,777)
-------------------------------------------------------------  --------------   ------------
   Total increase (decrease) in net assets ..................      (6,488,838)    (1,573,068)
Net assets
 Beginning of period ........................................      52,819,687     28,967,584
-------------------------------------------------------------  --------------   ------------
 End of period ..............................................  $   46,330,849   $ 27,394,516
-------------------------------------------------------------  --------------   ------------
Undistributed net investment income (accumulated
 distributions in excess of net investment income) ..........  $      (94,780)  $    243,588
-------------------------------------------------------------  --------------   ------------




                                                                Intermediate     Intermediate        Short
                                                                    Bond         Government      Intermediate
                                                                  Fund II           Fund             Fund
                                                              --------------- ---------------- ---------------
Operations
 Net investment income ......................................  $   4,937,079   $    2,000,613   $  12,378,128
 Net realized gain (loss) on investments and foreign
  currency related transactions .............................        903,389          260,437        (532,970)
 Net change in unrealized appreciation (depreciation) on
  investments and foreign currency related transactions .....      3,798,465          866,365       2,291,232
-------------------------------------------------------------- -------------   --------------   -------------
  Net increase in net assets resulting from operations ......      9,638,933        3,127,415      14,136,390
-------------------------------------------------------------- -------------   --------------   -------------
Distributions to shareholders from
 Net investment income
  Class A ...................................................        (88,512)         (15,511)       (528,070)
  Class B ...................................................        (28,255)         (15,409)       (563,495)
  Class C ...................................................         (1,298)          (2,330)        (24,877)
  Class Y ...................................................     (4,787,769)      (1,955,847)    (11,201,752)
-------------------------------------------------------------- -------------   --------------   -------------
  Total distributions to shareholders .......................     (4,905,834)      (1,989,097)    (12,318,194)
-------------------------------------------------------------- -------------   --------------   -------------
Capital share transactions
 Proceeds from shares sold ..................................     28,977,786        9,750,111      64,737,517
 Proceeds from reinvestment of distributions ................      3,171,538        1,684,753       6,375,431
 Payment for shares redeemed ................................    (25,165,392)     (16,505,618)    (76,026,308)
-------------------------------------------------------------- -------------   --------------   -------------
  Net increase (decrease) in net assets resulting from
   capital share transactions ...............................      6,983,932       (5,070,754)     (4,913,360)
-------------------------------------------------------------- -------------   --------------   -------------
   Total increase (decrease) in net assets ..................     11,717,031       (3,932,436)     (3,095,164)
Net assets
 Beginning of period ........................................    160,425,615       72,913,208     398,675,652
-------------------------------------------------------------- -------------   --------------   -------------
 End of period ..............................................  $ 172,142,646   $   68,980,772   $ 395,508,488
-------------------------------------------------------------- -------------   --------------   -------------
Undistributed net investment income (accumulated
 distributions in excess of net investment income) ..........  $      26,139   $        6,419   $      43,731
-------------------------------------------------------------- -------------   --------------   -------------


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds




                      Statements of Changes in Net Assets

                                 Prior Periods


                                                                        Capital Preservation Fund
                                                                  -------------------------------------
                                                                     Nine Months           Year
                                                                        Ended              Ended
                                                                   June 30, 1997*   September 30, 1996
                                                                  ---------------- --------------------
Operations
 Net investment income ..........................................  $    2,537,291     $    4,442,259
 Net realized gain (loss) on investments and foreign currency
  related transactions ..........................................        (101,173)          (549,777)
 Net change in unrealized appreciation (depreciation) on
  investments and foreign currency related transactions .........         279,120            648,310
-----------------------------------------------------------------  --------------     --------------
  Net increase in net assets resulting from operations ..........       2,715,238          4,540,792
-----------------------------------------------------------------  --------------     --------------
Distributions to shareholders from Net investment income:
  Class A .......................................................        (710,409)        (1,089,444)
  Class B .......................................................      (1,412,040)        (2,568,398)
  Class C .......................................................        (160,768)          (147,748)
 In excess of net investment income:
  Class A .......................................................         (20,595)                 0
  Class B .......................................................         (40,936)                 0
  Class C .......................................................          (4,661)                 0
 Tax basis return of capital:
  Class A .......................................................               0            (52,292)
  Class B .......................................................               0           (123,279)
  Class C .......................................................               0             (7,092)
-----------------------------------------------------------------  --------------     --------------
  Total distributions to shareholders ...........................      (2,349,409)        (3,988,253)
-----------------------------------------------------------------  --------------     --------------
Capital share transactions
 Proceeds from shares sold ......................................       8,631,265         12,691,883
 Proceeds from reinvestment of distributions ....................       1,854,608          2,823,494
 Payment for shares redeemed ....................................     (28,964,306)       (30,181,809)
-----------------------------------------------------------------  --------------     --------------
  Net decrease in net assets resulting from capital share
   transactions .................................................     (18,478,433)       (14,666,432)
-----------------------------------------------------------------  --------------     --------------
   Total decrease in net assets .................................     (18,112,604)       (14,113,893)
Net assets
 Beginning of period ............................................      70,932,291         85,046,184
-----------------------------------------------------------------  --------------     --------------
 End of period ..................................................  $   52,819,687     $   70,932,291
-----------------------------------------------------------------  --------------     --------------
Undistributed net investment income (accumulated
 distributions in excess of net investment income) ..............  $      (95,813)    $     (305,808)
-----------------------------------------------------------------  --------------     --------------



                                                                        Intermediate Bond Fund
                                                                  ----------------------------------
                                                                    Eleven Months         Year
                                                                        Ended             Ended
                                                                   June 30, 1997**    July 31, 1996
                                                                  ----------------- ----------------
Operations
 Net investment income ..........................................  $    1,846,301    $    2,540,623
 Net realized gain (loss) on investments and foreign currency
  related transactions ..........................................         104,018            26,604
 Net change in unrealized appreciation (depreciation) on
  investments and foreign currency related transactions .........         669,755          (730,346)
------------------------------------------------------------------ --------------    --------------
  Net increase in net assets resulting from operations ..........       2,620,074         1,836,881
------------------------------------------------------------------ --------------    --------------
Distributions to shareholders from
  Net investment income:
  Class A .......................................................        (666,667)         (898,299)
  Class B .......................................................        (719,674)       (1,028,103)
  Class C .......................................................        (417,078)         (576,335)
 In excess of net investment income:
  Class A .......................................................               0                 0
  Class B .......................................................               0                 0
  Class C .......................................................               0                 0
 Tax basis return of capital:
  Class A .......................................................               0                 0
  Class B .......................................................               0                 0
  Class C .......................................................               0                 0
------------------------------------------------------------------ --------------    --------------
  Total distributions to shareholders ...........................      (1,803,419)       (2,502,737)
------------------------------------------------------------------ --------------    --------------
Capital share transactions
 Proceeds from shares sold ......................................       3,559,906        10,120,565
 Proceeds from reinvestment of distributions ....................       1,095,398         1,417,473
 Payment for shares redeemed ....................................     (14,580,292)      (15,524,524)
------------------------------------------------------------------ --------------    --------------
  Net decrease in net assets resulting from capital share
   transactions .................................................      (9,924,988)       (3,986,486)
------------------------------------------------------------------ --------------    --------------
   Total decrease in net assets .................................      (9,108,333)       (4,652,342)
Net assets
 Beginning of period ............................................      38,075,917        42,728,259
------------------------------------------------------------------ --------------    --------------
 End of period ..................................................  $   28,967,584    $   38,075,917
------------------------------------------------------------------ --------------    --------------
Undistributed net investment income (accumulated
 distributions in excess of net investment income) ..............  $      242,787    $      (21,199)
------------------------------------------------------------------ --------------    --------------

* During the period, the Fund changed its fiscal year end from September 30 to June 30.
** During the period, the Fund changed its fiscal year end from July 31 to June 30.







                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds




                Statements of Changes in Net Assets (continued)

                                 Prior Periods


                                                                                            Intermediate
                                                                                               Bond
                                                                                              Fund II
                                                                                        ------------------
                                                                                               Year
                                                                                               Ended
                                                                                           June 30, 1997
                                                                                        ------------------
Operations
 Net investment income ................................................................   $  9,811,049
 Net realized loss on investments and foreign currency related transactions ...........     (1,614,828)
 Net change in unrealized appreciation (depreciation) on investments and foreign
  currency related transactions .......................................................      2,782,704
---------------------------------------------------------------------------------------   -------------
  Net increase in net assets resulting from operations ................................     10,978,925
---------------------------------------------------------------------------------------   -------------
Distributions to shareholders from
 Net investment income
  Class A .............................................................................       (179,161)
  Class B .............................................................................        (36,467)
  Class C .............................................................................         (1,275)
  Class Y .............................................................................     (9,653,448)
 In excess of net investment income
  Class A .............................................................................              0
  Class B .............................................................................              0
  Class C .............................................................................              0
  Class Y .............................................................................              0
 Tax basis return of capital
  Class A .............................................................................         (1,220)
  Class B .............................................................................           (248)
  Class C .............................................................................             (9)
  Class Y .............................................................................        (65,758)
---------------------------------------------------------------------------------------   --------------
  Total distributions to shareholders .................................................     (9,937,586)
---------------------------------------------------------------------------------------   --------------
Capital share transactions
 Proceeds from shares sold ............................................................     50,138,853
 Proceeds from reinvestment of distributions ..........................................      6,780,391
 Payment for shares redeemed ..........................................................    (58,718,452)
---------------------------------------------------------------------------------------   --------------
  Net increase (decrease) in net assets resulting from capital share transactions .....     (1,799,208)
---------------------------------------------------------------------------------------   --------------
   Total increase (decrease) in net assets ............................................       (757,869)
Net assets
 Beginning of period ..................................................................    161,183,484
---------------------------------------------------------------------------------------   --------------
 End of period ........................................................................   $160,425,615
---------------------------------------------------------------------------------------   --------------
Accumulated distributions in excess of net investment income ..........................   $     (5,106)
---------------------------------------------------------------------------------------   --------------




                                                                                            Intermediate          Short
                                                                                            Government        Intermediate
                                                                                               Fund               Fund
                                                                                        ------------------ -----------------
                                                                                               Year               Year
                                                                                               Ended             Ended
                                                                                           June 30, 1997     June 30, 1997
                                                                                        ------------------ -----------------
Operations
 Net investment income ................................................................   $   5,023,428     $    25,626,353
 Net realized loss on investments and foreign currency related transactions ...........         (16,049)         (2,101,788)
 Net change in unrealized appreciation (depreciation) on investments and foreign
  currency related transactions .......................................................         219,766           2,666,233
----------------------------------------------------------------------------------------  -------------     ---------------
  Net increase in net assets resulting from operations ................................       5,227,145          26,190,798
----------------------------------------------------------------------------------------  -------------     ---------------
Distributions to shareholders from
 Net investment income
  Class A .............................................................................         (31,632)         (1,217,283)
  Class B .............................................................................         (29,748)         (1,225,460)
  Class C .............................................................................          (1,189)            (58,085)
  Class Y .............................................................................      (4,959,781)        (23,369,583)
 In excess of net investment income
  Class A .............................................................................             (97)                  0
  Class B .............................................................................             (91)                  0
  Class C .............................................................................              (4)                  0
  Class Y .............................................................................         (15,207)                  0
 Tax basis return of capital
  Class A .............................................................................               0                   0
  Class B .............................................................................               0                   0
  Class C .............................................................................               0                   0
  Class Y .............................................................................               0                   0
----------------------------------------------------------------------------------------  ---------------   ---------------
  Total distributions to shareholders .................................................      (5,037,749)        (25,870,411)
----------------------------------------------------------------------------------------  ---------------   ---------------
Capital share transactions
 Proceeds from shares sold ............................................................      35,487,793         122,641,025
 Proceeds from reinvestment of distributions ..........................................       3,993,534          15,137,626
 Payment for shares redeemed ..........................................................     (54,650,906)       (132,309,835)
----------------------------------------------------------------------------------------  ---------------   ---------------
  Net increase (decrease) in net assets resulting from capital share transactions .....     (15,169,579)          5,468,816
----------------------------------------------------------------------------------------  ---------------   ---------------
   Total increase (decrease) in net assets ............................................     (14,980,183)          5,789,203
Net assets
 Beginning of period ..................................................................      87,893,391         392,886,449
----------------------------------------------------------------------------------------  ---------------   ---------------
 End of period ........................................................................   $  72,913,208     $   398,675,652
----------------------------------------------------------------------------------------  ---------------   ---------------

Accumulated distributions in excess of net investment income ..........................   $      (5,097)   $       (16,203)
----------------------------------------------------------------------------------------  ---------------   ---------------

                  See Combined Notes to Financial Statements.

              Combined Notes to Financial Statements (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES


The Evergreen Short and Intermediate Term Bond Funds consist of Evergreen Capital Preservation and Income Fund (formerly, Keystone Capital Preservation and Income Fund) ("Capital Preservation Fund"), Evergreen Intermediate Term Bond Fund (formerly, Keystone Intermediate Term Bond Fund) ("Intermediate Bond Fund"), Evergreen Intermediate Term Bond Fund II (formerly, Evergreen Intermediate Term Bond Fund) ("Intermediate Bond Fund II"), Evergreen Intermediate Term Government Securities Fund ("Intermediate Government Fund") and Evergreen Short Intermediate Bond Fund ("Short Intermediate Fund"), (collectively, the "Funds"), all of which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. The Funds are separate series of Evergreen Fixed Income Trust, a Delaware business trust organized on September 17, 1997.

The Funds offer Class A, Class B, Class C and/or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares of Capital Preservation Fund and Intermediate Bond Fund purchased after January 1, 1997 and all other Funds' Class B shares will automatically convert to Class A shares after seven years. Class B shares of Capital Preservation Fund and Intermediate Bond Fund purchased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Capital Preservation Fund and Intermediate Bond Fund, along with certain other funds managed by Keystone Investment Management Company ("Keystone"), a subsidiary of First Union, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Capital Preservation Fund and Intermediate Bond Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

         Combined Notes to Financial Statements (Unaudited) (continued)

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received and is included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

E. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

F. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial organizations. The Fund's investment adviser will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 30% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including interest. While such securities are out on loan the borrower will pay the Fund any income accruing thereon, and the Fund may invest the collateral in portfolio securities, thereby, increasing its return. Any gain or loss in the market price of the loaned securities, which occur during the term of the loan would affect the Fund and its investors. A Fund may pay reasonable fees in connection with such loans.

G. Distributions
Distributions from net investment income for each Fund, except Intermediate Bond Fund II, are declared daily and paid monthly. Distributions from net investment income for Intermediate Bond Fund II are declared and paid monthly. Distributions from net realized capital gains for each Fund, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for mortgage paydown gains (losses) and foreign securities transactions, if any.

H. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

I. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund s policy not to distribute such gains.

         Combined Notes to Financial Statements (Unaudited) (continued)

2. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with a par value of $0.001 authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and/or Class Y. Transactions in shares of the Funds were as follows:

--------------------------------------------------------------------------------
CAPITAL PRESERVATION FUND




                                                           Six Months Ended               Nine Months Ended
                                                           December 31, 1997                June 30, 1997
                                                     ----------------------------- --------------------------------
                                                         Shares         Amount          Shares          Amount
                                                     ------------- --------------- --------------- ----------------
Class A
Shares sold ........................................     561,485    $  5,503,885         534,956    $   5,229,171
Shares issued in reinvestment of distributions .....      28,315         277,437          61,902          604,810
Shares redeemed ....................................    (855,139)     (8,382,094)     (1,318,046)     (12,878,080)
---------------------------------------------------- -----------   -------------   -------------   --------------
Net increase (decrease) ............................    (265,339)   $ (2,600,772)       (721,188)   $  (7,044,099)
---------------------------------------------------- -----------   -------------   -------------   --------------
Class B
Shares sold ........................................     100,378    $    984,504         182,841    $   1,788,928
Shares issued in reinvestment of distributions .....      55,210         541,374         114,536        1,119,992
Shares redeemed ....................................    (550,426)     (5,399,003)     (1,459,187)     (14,270,487)
---------------------------------------------------- -----------   -------------   -------------   --------------
Net decrease .......................................    (394,838)   $ (3,873,125)     (1,161,810)   $ (11,361,567)
---------------------------------------------------- -----------   -------------   -------------   --------------
Class C
Shares sold ........................................      63,479    $    622,478         164,962    $   1,613,166
Shares issued in reinvestment of distributions .....       9,126          89,410          13,283          129,806
Shares redeemed ....................................     (68,242)       (668,653)       (185,566)      (1,815,739)
---------------------------------------------------- -----------   -------------   -------------   --------------
Net increase (decrease) ............................       4,363    $     43,235          (7,321)   $     (72,767)
---------------------------------------------------- -----------   -------------   -------------




                                                                Year Ended
                                                            September 30, 1996
                                                     ---------------------------------
                                                          Shares           Amount
                                                     --------------- -----------------
Class A
Shares sold ........................................       808,295     $   7,859,112
Shares issued in reinvestment of distributions .....        89,475           865,840
Shares redeemed ....................................      (563,085)       (5,471,951)
------------------------------------------------------------------   ---------------
Net increase (decrease) ............................       334,685     $   3,253,001
------------------------------------------------------------------   ---------------
Class B
Shares sold ........................................       282,004     $   2,742,007
Shares issued in reinvestment of distributions .....       187,040         1,829,883
Shares redeemed ....................................    (2,455,640)      (23,865,587)
------------------------------------------------------------------   ---------------
Net decrease .......................................    (1,986,596)    $ (19,293,697)
------------------------------------------------------------------   ---------------
Class C
Shares sold ........................................       215,390     $   2,090,764
Shares issued in reinvestment of distributions .....        12,718           127,771
Shares redeemed ....................................       (86,982)         (844,271)
------------------------------------------------------------------   ---------------
Net increase (decrease) ............................       141,126     $   1,374,264
------------------------------------------------------------------   ---------------


--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND




                                                      Six Months Ended             Eleven Months Ended
                                                      December 31, 1997               June 30, 1997
                                                ----------------------------- -----------------------------
                                                    Shares         Amount         Shares         Amount
                                                ------------- --------------- ------------- ---------------
Class A
Shares sold ...................................      51,916    $    470,975       175,221    $  1,566,271
Shares issued in reinvestment of distributions       20,339         184,654        45,592         404,429
Shares redeemed ...............................    (167,953)     (1,521,597)     (547,872)     (4,863,536)
----------------------------------------------- -----------   -------------   -----------   -------------
Net decrease ..................................     (95,698)   $   (865,968)     (327,059)   $ (2,892,836)
----------------------------------------------- -----------   -------------   -----------   -------------
Class B
Shares sold ...................................      45,953    $    417,233       170,620    $  1,528,256
Shares issued in reinvestment of distributions       16,715         151,917        46,270         411,336
Shares redeemed ...............................    (208,283)     (1,888,644)     (779,593)     (6,943,044)
----------------------------------------------- -----------   -------------   -----------   -------------
Net decrease ..................................    (145,615)   $ (1,319,494)     (562,703)   $ (5,003,452)
----------------------------------------------- -----------   -------------   -----------   -------------
Class C
Shares sold ...................................     194,135    $  1,763,053        52,022    $    465,379
Shares issued in reinvestment of distributions       13,680         124,359        31,491         279,633
Shares redeemed ...............................    (209,156)     (1,897,727)     (311,128)     (2,773,712)
----------------------------------------------- -----------   -------------   -----------   -------------
Net decrease ..................................      (1,341)   $    (10,315)     (227,615)   $ (2,028,700)
----------------------------------------------- -----------   -------------   -----------   -------------



                                                       Year Ended
                                                      July 31, 1996
                                                -----------------------------
                                                    Shares         Amount
                                                ------------- ---------------
Class A
Shares sold ...................................     258,497    $  2,283,194
Shares issued in reinvestment of distributions       52,934         469,775
Shares redeemed ...............................    (465,961)     (4,141,580)
-----------------------------------------------------------   -------------
Net decrease ..................................    (154,530)   $ (1,388,611)
-----------------------------------------------------------   -------------
Class B
Shares sold ...................................     555,555    $  4,965,806
Shares issued in reinvestment of distributions       63,537         565,232
Shares redeemed ...............................    (808,199)     (7,205,208)
-----------------------------------------------------------   -------------
Net decrease ..................................    (189,107)   $ (1,674,170)
-----------------------------------------------------------   -------------
Class C
Shares sold ...................................     318,799    $  2,871,565
Shares issued in reinvestment of distributions       42,997         382,466
Shares redeemed ...............................    (468,122)     (4,177,736)
-----------------------------------------------------------   -------------
Net decrease ..................................    (106,326)   $   (923,705)
===========================================================   =============

         Combined Notes to Financial Statements (Unaudited) (continued)

--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND II




                                                       Six Months Ended                   Year Ended
                                                       December 31, 1997                 June 30, 1997
                                                ------------------------------- -------------------------------
                                                     Shares          Amount          Shares          Amount
                                                --------------- --------------- --------------- ---------------
Class A
Shares sold ...................................        25,661    $     265,285         52,051    $     529,465
Shares issued in reinvestment of distributions          8,369           86,287         17,590          178,344
Shares redeemed ...............................       (28,772)        (297,427)       (62,211)        (632,271)
----------------------------------------------- -------------   --------------  -------------   --------------
Net increase ..................................         5,258    $      54,145          7,430    $      75,538
----------------------------------------------- -------------   --------------  -------------   --------------
Class B
Shares sold ...................................        27,279    $     281,071         62,610    $     633,834
Shares issued in reinvestment of distributions          1,519           15,662          2,120           21,504
Shares redeemed ...............................       (16,733)        (173,750)        (4,937)         (50,000)
----------------------------------------------- -------------   --------------  -------------   --------------
Net increase ..................................        12,065    $     122,983         59,793    $     605,338
----------------------------------------------- -------------   --------------  -------------   --------------
Class C
Shares sold ...................................        11,646    $     120,854            490    $       5,000
Shares issued in reinvestment of distributions            127            1,314            126            1,282
Shares redeemed ...............................        (9,439)         (98,340)          (249)          (2,514)
----------------------------------------------- -------------   --------------  -------------   --------------
Net increase ..................................         2,334    $      23,828            367    $       3,768
----------------------------------------------- -------------   --------------  -------------   --------------
Class Y
Shares sold ...................................     2,737,599    $  28,310,576      4,825,919    $  48,970,554
Shares issued in reinvestment of distributions        297,586        3,068,275        649,188        6,579,261
Shares redeemed ...............................    (2,378,407)     (24,595,875)    (5,719,188)     (58,033,667)
----------------------------------------------- -------------   --------------  -------------   --------------
Net increase (decrease) .......................       656,778    $   6,782,976       (244,081)   $  (2,483,852)
----------------------------------------------- -------------   --------------  -------------   --------------


--------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT FUND




                                                        Six Months Ended                    Year Ended
                                                       December 31, 1997                   June 30, 1997
                                                -------------------------------- ---------------------------------
                                                     Shares          Amount           Shares           Amount
                                                --------------- ---------------- --------------- -----------------
Class A
Shares sold ...................................         2,710    $      27,356          10,763     $     107,284
Shares issued in reinvestment of distributions          1,260           12,732           2,429            24,330
Shares redeemed ...............................       (10,291)        (104,335)         (5,953)          (59,462)
----------------------------------------------- -------------   --------------   -------------   ---------------
Net increase (decrease) .......................        (6,321)   $     (64,247)          7,239     $      72,152
----------------------------------------------- -------------   --------------   -------------   ---------------
Class B
Shares sold ...................................        33,508    $     339,806          49,960     $     500,124
Shares issued in reinvestment of distributions          1,023           10,339           1,735            17,379
Shares redeemed ...............................       (26,530)        (267,500)        (13,674)         (136,147)
----------------------------------------------- -------------   --------------   -------------   ---------------
Net increase ..................................         8,001    $      82,645          38,021     $     381,356
----------------------------------------------- -------------   --------------   -------------   ---------------
Class C
Shares sold ...................................        10,719    $     108,800           2,288     $      22,910
Shares issued in reinvestment of distributions            225            2,273              85               967
Shares redeemed ...............................           (30)            (306)         (4,419)          (44,414)
----------------------------------------------- -------------   --------------   -------------   ---------------
Net increase (decrease) .......................        10,914    $     110,767          (2,046)    $     (20,537)
----------------------------------------------- -------------   --------------   -------------   ---------------
Class Y
Shares sold ...................................       917,928    $   9,274,149       3,476,575     $  34,857,475
Shares issued in reinvestment of distributions        164,289        1,659,409         394,427         3,950,858
Shares redeemed ...............................    (1,592,958)     (16,133,477)     (5,437,776)      (54,410,883)
----------------------------------------------- -------------   --------------   -------------   ---------------
Net decrease ..................................      (510,741)   $  (5,199,919)     (1,566,774)    $ (15,602,550)
----------------------------------------------- -------------   --------------   -------------   ---------------


         Combined Notes to Financial Statements (Unaudited) (continued)

--------------------------------------------------------------------------------
SHORT INTERMEDIATE FUND




                                                       Six Months Ended                     Year Ended
                                                       December 31, 1997                  June 30, 1997
                                                ------------------------------- ----------------------------------
                                                     Shares          Amount          Shares            Amount
                                                --------------- --------------- ---------------- -----------------
Class A
Shares sold ...................................        97,988    $     969,802         584,893    $    5,786,371
Shares issued in reinvestment of distributions         41,256          407,122          93,998           924,863
Shares redeemed ...............................      (299,172)      (2,956,780)       (775,720)       (7,650,833)
----------------------------------------------- -------------   --------------  --------------   ---------------
Net decrease ..................................      (159,928)   $  (1,579,856)        (96,829)   $     (939,599)
----------------------------------------------- -------------   --------------  --------------   ---------------
Class B
Shares sold ...................................       265,616    $   2,630,547         520,912    $    5,138,212
Shares issued in reinvestment of distributions         40,125          396,754          87,527           862,791
Shares redeemed ...............................      (497,652)      (4,929,308)       (486,579)       (4,795,124)
----------------------------------------------- -------------   --------------  --------------   ---------------
Net increase (decrease) .......................      (191,911)   $  (1,902,007)        121,860    $    1,205,879
----------------------------------------------- -------------   --------------  --------------   ---------------
Class C
Shares sold ...................................        13,859    $     136,656          35,729    $      354,646
Shares issued in reinvestment of distributions          2,139           21,144           4,508            44,442
Shares redeemed ...............................       (29,832)        (295,662)        (53,064)         (524,077)
----------------------------------------------- -------------   --------------  --------------   ---------------
Net decrease ..................................       (13,834)   $    (137,862)        (12,827)   $     (124,989)
----------------------------------------------- -------------   --------------  --------------   ---------------
Class Y
Shares sold ...................................     6,172,053    $  61,000,512      11,302,391    $  111,361,796
Shares issued in reinvestment of distributions        562,537        5,550,411       1,353,407        13,305,530
Shares redeemed ...............................    (6,863,614)     (67,844,558)    (12,121,462)     (119,339,801)
----------------------------------------------- -------------   --------------  --------------   ---------------
Net increase (decrease) .......................      (129,024)   $  (1,293,635)        534,336    $    5,327,525
----------------------------------------------- -------------   --------------  --------------   ---------------


3. SECURITIES TRANSACTIONS


Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended December 31, 1997:


                                             Cost of Purchases              Proceeds from Sales
                                      ------------------------------- -------------------------------
                                       U.S. Government      Other      U.S. Government      Other
                                      ----------------- ------------- ----------------- -------------
      Capital Preservation Fund .....    $15,835,331     $         0     $ 18,010,581    $         0
      Intermediate Bond Fund ........      7,623,731       9,430,422        6,802,759     11,483,817
      Intermediate Bond Fund II .....     39,862,514      14,581,174       26,479,067        711,014
      Intermediate Government Fund ..     15,980,238               0       27,113,294              0
      Short Intermediate Fund .......     78,233,617      66,625,708      109,619,866     43,036,305

The Short-Intermediate Fund loaned securities during the six months December 31, 1997 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. At December 31, 1997, the value of securities on loan and the value of the collateral amounted to $3,939,615 and $3,656,250 respectively. During the six months ended December 31, 1997, the Fund earned $15,901 in income from securities lending.

The average daily balance of reverse repurchase agreements outstanding for the Capital Preservation Fund and the Intermediate Bond Fund during the six months ended December 31, 1997 was approximately $326,500 at a weighted average interest rate of 5.71%. The maximum amount outstanding under reverse repurchase agreements during the six months ended December 31, 1997 for the Capital Preservation Fund was $1,015,161 (including accrued interest). There were no reverse repurchase agreements outstanding at December 31, 1997.

As of June 30, 1997, the Funds had capital loss carryovers for federal income tax purposes as follows:


                                                                    Expiration
                                   ----------------------------------------------------------------------------
                                       1999         2001         2002         2003        2004         2005
                                   ----------- ------------- ------------ ----------- ------------ ------------
Capital Preservation Fund ........         -    $5,900,000    $  197,000   $642,000    $  254,000            -
Intermediate Bond Fund ...........  $970,000             -     2,688,000     94,000             -   $  147,000
Intermediate Bond Fund II ........         -     1,440,000             -    907,000       211,000    1,200,000
Intermediate Government Fund .....         -             -             -    642,000     1,140,000            -
Short Intermediate Fund ..........         -             -     6,021,000          -     4,049,000    4,374,000

         Combined Notes to Financial Statements (Unaudited) (continued)

4. DISTRIBUTION PLANS


Evergreen Distributor, Inc. (formerly, Evergreen Keystone Distributor, Inc.) ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS"), serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares, except Class Y, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the each Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called Distribution Plan expenses. Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset of the class. The service fee for Class A shares of Short Intermediate is currently limited to 0.10% of average daily net assets. For Capital Preservation Fund, service fees for Class A shares purchased after December 31, 1996 were limited to 0.10% of average net assets on the respective shares. Class B and Class C shares of each Fund also presently pay distribution fees equal to 0.75% of the average daily net assets of each respective class. Distribution Plan expenses are calculated daily and paid monthly.

With respect to Class B and Class C shares of the Capital Preservation Fund and the Intermediate Bond Fund, the principal underwriter may incur costs greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

During the six months ended December 31, 1997, amounts accrued or paid to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:


                                   Class A    Class B     Class C
                                  --------- ----------- ----------
  Capital Preservation Fund .....  $14,306   $154,568    $20,767
  Intermediate Bond Fund ........   12,054     54,524     34,917
  Intermediate Bond Fund II .....    3,900      5,902        263
  Intermediate Government Fund ..      720      3,395        511
  Short Intermediate Fund .......    8,588    107,850      4,687

For the six months ended December 31, 1997, the Intermediate Bond Fund II and the Intermediate Government Fund waived Class A distribution fees in the amounts of $2,964 and $547, respectively.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, for the Capital Preservation Fund and the Intermediate Bond Funds after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EDI may continue as compensation for services which had been earned while the Distribution Plans were in effect.

EDI intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EDI intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.


5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Keystone is the investment adviser for the Capital Preservation Fund and the Intermediate Bond Fund and is paid a management fee that is computed daily and paid monthly. The management fee is computed at an annual rate of 2.00% of the each respective Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining to 0.25% per annum as net assets increase, to the average daily net asset value of each Fund.

Capital Management Group ("CMG") of First Union National Bank, a subsidiary of First Union, serves as the investment adviser to the Intermediate Bond Fund II, Intermediate Government Fund and Short Intermediate Fund and is paid a management fee that is computed daily and paid monthly. For the Intermediate Bond Fund II and the Intermediate Government Fund, CMG is entitled to a fee at an annual rate of 0.60% of each Fund's respective average daily net assets. For the Short Intermediate Fund, CMG is entitled to a fee at an annual rate of 0.50% of the Fund's average daily net assets.

Evergreen Investment Services, Inc. (formerly, Evergreen Keystone Investment Services, Inc.) ("EIS"), a wholly-owned subsidiary of Keystone, is the administrator and BISYS is the sub-administrator to the Funds. As administrator for the Intermediate Bond Fund II, Intermediate Government Fund and Short Intermediate Fund, EIS is entitled to an annual fee based on the average daily net assets of

         Combined Notes to Financial Statements (Unaudited) (continued)

the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the respective Fund. As administrator for the Capital Preservation Fund and the Intermediate Bond Fund, EIS also provides facilities, equipment and personnel on behalf of the Fund's investment adviser and is reimbursed by the Fund for its services. The sub-administrator for each Fund is entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% as net assets increase, to the average daily net asset value of the Fund. For Capital Preservation Fund and Intermediate Bond Fund, the sub-administration fee is paid by Keystone and is not a fund expense.

For the six months ended December 31, 1997, the advisor waived management fees as follows:


  Capital Preservation Fund ..  $124,678
  Intermediate Bond Fund .....    68,786

During the six months ended December 31, 1997, the Funds paid or accrued to EIS the following amounts for certain administrative services:


  Capital Preservation Fund .....  $ 4,806
  Intermediate Bond Fund ........    3,860
  Intermediate Bond Fund II .....   23,720
  Intermediate Government Fund ..   10,252
  Short Intermediate Fund .......   55,601

Evergreen Service Company (formerly, Evergreen Keystone Service Company) ("ESC"), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Funds.

For certain accounts, First Union has been sub-contracted to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each such account of the Intermediate Bond Fund II and Short Intermediate Fund, First Union earned a fee which in aggregate totaled $14,436 and $59,825, respectively for the six months ended December 31, 1997.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds. As sub-administrator, BISYS compensates the officers of the Funds.


6. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.


7. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Intermediate Bond Fund II, Intermediate Government Fund and Short Intermediate Fund may defer any or all compensation related to performance of duties as a Trustee. Each Trustees' deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of December 31, 1997, the value of the Trustees' deferral account for the Intermediate Bond Fund II, Intermediate Government Fund and Short Intermediate Fund was $10,763, $6,461 and $20,717, respectively.

         Combined Notes to Financial Statements (Unaudited) (continued)

8. FINANCING AGREEMENT

On October 31, 1996, a financing agreement between some of the Evergreen Funds, State Street Bank & Trust ("State Street") and a group of banks (collectively, the "Banks") became effective. Under this agreement, the Banks provided an unsecured credit facility to certain Evergreen Funds in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum was incurred on the unused portion of the committed facility which was allocated to all participating funds. State Street served as administrative agent for the Banks, and as agent was entitled to a fee of $15,000 which is allocated to all of the Evergreen Funds. This agreement was terminated on October 31, 1997.

On October 31, 1997, a temporary financing agreement between all of the Evergreen Funds and First Union became effective. Under this agreement, First Union provided a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bore interest at 1.00% per annum above the Federal Funds rate. State Street served as administrative agent under this agreement, but received no compensation for its services.

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street and a group of Banks became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated evenly among the Banks, except that $15 million of the committed facility is being provided to the Funds by State Street under a swing line facility. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allocated to all participating funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the six months ended December 31, 1997, the Funds had no borrowings under these agreements.


9. SUBSEQUENT EVENTS

At a special meeting of shareholders on January 6, 1998, the shareholders of the Intermediate Bond Fund approved the acquisition of substantially all the assets and certain liabilities of the Fund by Evergreen Intermediate Bond Fund ("Evergreen Intermediate"), a series of Evergreen Fixed Income Trust, a Delaware business trust, in exchange for Class A, B and C shares of Evergreen Intermediate. Also at a meeting on January 6, 1998, the shareholders of the Intermediate Bond Fund II, also a series of Evergreen Fixed Income Trust, approved the acquisition of substantially all the assets and certain liabilities of the Fund by Evergreen Intermediate, in exchange for Class A, B, C and Y shares of Evergreen Intermediate. The acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund.

ADDITIONAL INFORMATION (Unaudited)


Shareholders of Intermediate Term Bond Fund and Intermediate Term Bond Fund II considered and acted upon the proposal listed below at a special meeting of shareholders held on January 6, 1998.

To approve the acquisition of all the assets and certain liabilities of each Fund by a new fund, Evergreen Intermediate Bond Fund, a series of Evergreen Fixed Income Trust. On November 10, 1997, the record date for the meeting the Intermediate Term Bond Fund and Intermediate Term Bond Fund II had 3,057,418 and 16,417,304 shares outstanding, respectively, of which 1,654,837 shares (54.13% of record date shares) and 13,744,006 (83.72% of record date shares), respectively, were represented at the meeting.

The following are the results of the meeting held to vote on the reorganization:


                         Intermediate Term Bond Fund   Intermediate Term Bond Fund II
                        ----------------------------- -------------------------------
  Affirmative .........           1,517,579                     12,960,574
  Against .............              23,614                          5,304
  Abstain .............             113,644                        778,128

   65751                                                             541496 RV01
                                                                           2/98





                                   BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                 CHARLOTTE, NC
                                 PERMIT NO. 136
[Evergreen Logo]
     201 S. College St.
     Charlotte, NC 28288